As filed with the Securities and Exchange Commission on January 26, 2001
                                                      1933 Act File No. 33-46924
                                                      1940 Act File No. 811-6618


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ X ]
              Pre-Effective Amendment No.   ____                        [   ]
              Post-Effective Amendment No.    32                        [ X ]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]
               Amendment No.                  32
                                            ------
                            (Check appropriate box or boxes.)


                           FIRST INVESTORS SERIES FUND II, INC.
                    (Exact name of Registrant as specified in charter)


                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)


           Registrant's Telephone Number, Including Area Code): (212) 858-8000


                               Ms. Concetta Durso
                          Secretary and Vice President
                      First Investors Series Fund II, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)


                                    Copy to:

                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on January 26, 2001 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     FIRST INVESTORS SERIES FUND II, INC.
                      CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

            Cover Sheet

            Contents of Registration Statement

            Combined Prospectus for the First Investors Series Fund II, Inc., the First Investors Series Fund and the First Investors Global Fund, Inc.

            Combined Statement of Additional Information for the First Investors Series Fund II, Inc., the First Investors Series Fund and the First Investors Global Fund, Inc.

            Part C of Form N-1A

            Signature Page

            Exhibits

[FIRST INVESTORS LOGO]

EQUITY FUNDS

TOTAL RETURN
GROWTH & INCOME

BLUE CHIP
UTILITIES INCOME
ALL-CAP GROWTH FUND
MID-CAP OPPORTUNITY
SPECIAL SITUATIONS
FOCUSED EQUITY
GLOBAL

      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

               The date of this prospectus is January 26, 2001

                                    CONTENTS

                                                                            PAGE

INTRODUCTION.................................................................1

FUND DESCRIPTIONS............................................................2

   TOTAL RETURN FUND.........................................................2
   GROWTH & INCOME FUND......................................................7
   BLUE CHIP FUND...........................................................12
   UTILITIES INCOME FUND....................................................16
   ALL CAP GROWTH FUND......................................................21
   MID-CAP OPPORTUNITY FUND.................................................26
   SPECIAL SITUATIONS FUND..................................................31
   FOCUSED EQUITY FUND......................................................36
   GLOBAL FUND..............................................................41

BUYING AND SELLING SHARES...................................................47

   HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?............................47
   HOW DO I BUY SHARES?.....................................................47
   WHICH CLASS OF SHARES IS BEST FOR ME?....................................48
   CLASS A SHARES...........................................................48
   CLASS B SHARES...........................................................49
   HOW DO I SELL SHARES?....................................................50
   CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?..50

ACCOUNT POLICIES............................................................51

   WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?.....................51
   WHAT ABOUT TAXES?........................................................51
   HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND
   POLICIES?................................................................52

FINANCIAL HIGHLIGHTS........................................................53

   TOTAL RETURN FUND........................................................53
   GROWTH & INCOME FUND.....................................................54
   BLUE CHIP FUND...........................................................57
   UTILITIES INCOME FUND....................................................60
   ALL-CAP GROWTH FUND........................................................
   MID-CAP OPPORTUNITY FUND**...............................................62
   SPECIAL SITUATIONS FUND..................................................64
   FOCUSED EQUITY FUND......................................................66
   GLOBAL FUND..............................................................68


APPENDIX

                                  INTRODUCTION

This prospectus describes the First Investors Funds that invest primarily in common stocks and other equity securities. Each individual Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its primary strategies and primary risks, how it has performed, and its fees and expenses. To help you decide which Funds may be right for you, we have included in each Overview a section offering examples of who should consider buying the Fund. Each Fund description also contains a "Fund in Detail" section with more information on the primary strategies and risks of the Fund.

None of the Funds in this prospectus, other than the Total Return Fund, pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete investment program should include each of these asset classes. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

                                FUND DESCRIPTIONS

                                TOTAL RETURN FUND

                                    OVERVIEW

OBJECTIVE:     The  Fund  seeks  high,   long-term  total  investment   return
               consistent with moderate investment risk.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund  allocates  its assets among  stocks,  bonds and money market  instruments based upon its views on market  conditions, the  relative  values  of these  asset  classes,  and  economic trends.  While  the  percentage  of  assets  allocated  to each asset class is flexible  rather than fixed,  the Fund  normally invests  at least 50% of its  assets in stocks and at least 25%
               in bonds,  cash and cash  equivalents.  On a regular basis, the
               Fund  reviews  and  determines  whether  to  adjust  the  asset allocations.  Once the  target  allocation  for stocks has been set,  the  Fund  uses  fundamental  research  and  analysis  to determine  which  particular  stocks to purchase  or sell.  The
               Fund  decides  how to invest the assets  allocated  to bonds by first  considering  the outlook  for the  economy and  interest rates and  thereafter  the  financial  strength  of  particular issuers.  The  Fund may  invest  in  investment  grade or below
               investment   grade  bonds  ("high   yield"  or  "junk   bonds")
               depending on its view of the economy. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

PRIMARY
RISKS: While a diversified portfolio of stocks, bonds and money market instruments is generally regarded as having less risk than a portfolio invested exclusively in stocks, it is nevertheless subject to market risk. Both stocks and bonds fluctuate not only as a result of company-specific developments but also with market conditions, economic cycles, and interest rates. High yield bonds provide a higher yield but fluctuate more than investment grade bonds because of their speculative nature and their potential lack of liquidity. There are times when the value of bonds and stocks may decline simultaneously, such as when interest rates rise. The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                   Who should consider buying the Total Return Fund?

               The Total Return Fund may be used as a core holding of an investment portfolio. While every investor should consider an asset allocation strategy that meets his or her own needs, the Fund can be used as a stand-alone investment by an investor who does not want to make his or her own asset allocation decisions. It may be appropriate for you if you:

               o     Are seeking total return,
               o     Are   willing  to  accept  a  moderate   degree  of  market
                     volatility, and
               o Have a long-term investment horizon and are able to ride out market cycles.

                   How has the Total Return Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

[BAR CHART APPEARS HERE]

2000     1.59%
1999    13.59%
1998    16.20%
1997    18.08%
1996    10.62%
1995    26.71%
1994    -3.45%
1993     7.18%
1992    -1.00%
1991    21.51%

During the periods shown, the highest quarterly return was 12.99% (for the quarter ended December 31, 1999) and the lowest quarterly return was -4.95% (for the quarter ended March 31, 1992). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Lehman Brothers Government/Corporate Bond Index ("Government/Corporate Bond Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The Government/Corporate Bond Index is an index which includes Treasury obligations, obligations of U.S. agencies, and investment grade corporate bonds. The indexes do not take into account fees and expenses that an investor would incur in holding the securities in the indexes. If they did so, the returns would be lower than those shown.


                                                                                        Inception
                                                                                        Class B
                                                                                        Shares
                                    1 Year*          5 Years*          10 Years*        (1/12/95)

Class A Shares                     -4.75%              10.43%           9.99%                N/A
Class B Shares                     -3.04%              10.83%             N/A             13.39%
S&P 500 Index                      -9.11%              18.15%          17.43%             21.31%
Government/Corporate
  Bond Index                       11.85%               6.24%           8.01%              8.30%**

* The annual returns are based on calendar years.

** The average annual return rate shown is for the period 1/1/95 to 12/31/00.

           What are the fees and expenses of the Total Return Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  Shares          Shares
                                                  ------          ------

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4.0%**

*A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                            DISTRIBUTION                        TOTAL
                                            AND SERVICE                      ANNUAL FUND
                           MANAGEMENT         (12B-1)          OTHER          OPERATING         FEE             NET
                            FEES (1)          FEES (2)        EXPENSES       EXPENSES (3)     WAIVER (1)     EXPENSES (3)
                            --------          --------        ---------      ------------     ---------      ------------

Class A                      1.00%             0.30%           0.28%             1.58%          0.25%           1.33%
Shares....................
Class B                      1.00%             1.00%           0.28%             2.28%          0.25%           2.03%
Shares....................

(1) For the fiscal year ended September 30, 2000, First Investors Management Company, Inc. ("the Adviser") waived Management Fees in excess of 0.75% for the Fund. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.75% for the fiscal year ending September 30, 2001.

(2) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           ONE YEAR   THREE YEARS FIVE YEARS   TEN YEARS

If you redeem your shares:

Class A shares               $752       $1,070      $1,410     $2,366
Class B shares               $606        $988       $1,397     $2,420*

If you do not redeem your shares:

Class A shares               $752       $1,070      $1,410     $2,366
Class B shares               $206        $688       $1,197     $2,420*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

What are the Total Return Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE: The Fund seeks high, long-term total investment return consistent with moderate investment risk.

PRINCIPAL INVESTMENT STRATEGIES: The Fund allocates its assets among stocks, bonds, and money market instruments. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its assets in stocks and at least 25% in bonds, cash and cash equivalents. On a regular basis, the Fund reviews and determines whether to adjust its asset allocations based upon its views on market conditions, the relative values of the asset classes and economic trends.

Once the asset allocation for stocks has been set, the Fund uses fundamental research and analysis to determine which particular stocks to purchase or sell. In selecting stocks, the Fund looks for companies that have a mix of strong management, solid financial condition, and above-average earnings growth potential.

Once the target allocation for bonds has been set, the Fund determines how this percentage should be allocated among different types of bonds. Depending upon the outlook for the economy and interest rates, the Fund may decide to invest in Treasury bonds, mortgaged-backed securities, investment grade corporate bonds, high yield corporate bonds, or a combination of different types of bonds.

The duration of the bond portion of the portfolio would be determined by the interest rate outlook. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded in the U.S.

The Fund sells a security if its fundamentals have deteriorated or if it is necessary to rebalance the portfolio. The fund may at times engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Total Return Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. High yield bonds behave like bonds at times and like stocks at times. Like other bonds, high yield bonds tend to decline in value when interest rates rise. Like stocks, however, high yield bonds generally decline in value when the economy deteriorates.

While stocks and bonds may react differently to economic events, and thereby provide a more balanced return, there are times when stocks and bonds both may decline in value simultaneously.

ASSET ALLOCATION RISK: The Fund may allocate assets to investment classes which underperform other classes. For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

PREPAYMENT AND EXTENSION RISK: Because the Fund invests in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline, homeowners tend to refinance their mortgages. When this occurs, investors in mortgaged-backed securities not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price. Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are bonds that are below investment grade or are unrated. Investment grade bonds are those that are rated among the four highest ratings categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but the lowest rating category of investment grade bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

LIQUIDITY RISK: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

                              GROWTH & INCOME FUND

                                    OVERVIEW

OBJECTIVES:    The  Fund  seeks  long-term   growth  of  capital  and  current
               income.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund  primarily  invests  in common  stocks  that offer the potential for capital  growth,  current  income,  or both.  The
               Fund seeks to invest in common stocks of companies  that have a history of paying dividends  ("dividend-paying  stocks").  When
               the  Fund  cannot  identify   dividend-paying  stocks  that  it
               believes  offer  sufficient  growth  potential,  it pursues its objectives  of growth  and  current  income by  investing  in a combination  of  non-dividend-paying  common  stocks that offer
               growth  potential   ("growth  stocks")  and  preferred  stocks,
               convertible securities, and corporate bonds. While the Fund typically invests in stocks of larger companies, it may invest in companies of any size. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

PRIMARY
RISKS: Because the Fund invests in common stocks, it is subject to market risk. While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund's overall portfolio will be less volatile than the general stock market for a number of reasons including the following:

               First, depending upon market conditions, the income from dividend-paying stocks and other investments, may not be sufficient to provide a cushion against general market downturns.

               Second, if the Fund cannot identify dividend-paying stocks that it believes have sufficient growth potential, it may have a substantial portion of its portfolio in growth stocks. Growth stocks are typically more volatile than the general market. Growth stocks are generally stocks of companies which are expected to increase their earnings faster than the overall market. If expectations are not met, the prices of these stocks may decline significantly even if their earnings increase.

               Third, the prices of the Fund's investments in preferred stocks, convertible securities and bonds will fluctuate in relation to changes in interest rates, the economy and the financial conditions of companies that issue them. In general, these securities decline in value when interest rates rise.

               Fourth, stocks of foreign companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

               Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Who should consider buying the Growth & Income Fund?

The Growth & Income Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

o     Are primarily seeking growth of capital,
o     Are willing to accept a moderate degree of market volatility, and
o Have a long-term investment horizon and are able to ride out market cycles.

Since the Fund's income level will likely be small and will fluctuate, there can be no assurance that the Fund will be able to pay regular dividends. The Fund is therefore not designed for investors who need an assured level of current income.

How has the Growth & Income Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

[BAR CHART APPEARS HERE]

2000    -3.23%
1999    23.21%
1998    23.41%
1997    27.96%
1996    19.96%
1995    30.61%
1994    -0.76%

During the periods shown, the highest quarterly return was 19.43% (for the quarter ended December 31, 1998) and the lowest quarterly return was -10.80% (for the quarter ended September 30, 1998). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the Fund's average annual total returns for Class A shares and Class B shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.

                                                                                Inception             Inception
                                                                                 Class A               Class B
                                                                                  Shares                Shares
                                      1 Year*              5 Years*             (10/4/93)             (1/12/95)
Class A Shares                        -9.30%                16.04%                15.09%                 N/A
Class B Shares                        -7.77%                16.52%                 N/A                  18.88%
S&P 500 Index                         -9.11%                18.15%                17.84%                21.31%

*The annual returns are based upon calendar years.

         What are the fees and expenses of the Growth & Income Fund?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  SHARES          SHARES

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4.0%**

*A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                   DISTRIBUTION                        TOTAL
                                                   AND SERVICE                      ANNUAL FUND
                                  MANAGEMENT         (12B-1)           OTHER         OPERATING
                                     FEES            FEES (1)        EXPENSES        EXPENSES(2)
                                     ----            --------        ---------       -----------

Class A                             0.73%             0.30%           0.25%             1.28%
Shares......................
Class B                             0.73%             1.00%           0.25%             1.98%
Shares......................

 (1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
 (2) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           ONE YEAR   THREE YEARS FIVE YEARS   TEN YEARS

If you redeem your shares:

Class A shares               $747       $1,006      $1,283     $2,074
Class B shares               $601        $921       $1,268     $2,126*

If you do not redeem your shares:

Class A shares               $747       $1,006      $1,283     $2,074
Class B shares               $201        $621       $1,068     $2,126*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

     What are the Growth & Income Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES:  The Fund seeks long-term growth of capital and current income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in common stocks that offer the potential for capital growth, current income, or both. The Fund seeks to invest in common stocks of companies that have a history of paying dividends ("dividend-paying stocks"). When the Fund cannot identify dividend-paying stocks that it believes offer sufficient growth potential, it pursues its objectives of growth and current income by investing in a combination of non-dividend-paying common stocks that offer growth potential ("growth stocks") and preferred stocks, convertible securities, and corporate bonds. The Fund's investments in corporate bonds will generally be bonds of U.S. companies that are rated in one of the four highest ratings categories by Moody's Investors Service, Inc. or Standard & Poor's (commonly called "investment grade bonds"). While the Fund typically invests in stocks of larger companies, it may invest in companies of any size. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

The Fund uses a "bottom-up" approach to selecting investments. This means that the Fund identifies potential investments through fundamental research and analysis and thereafter focuses on broader issues, such as economic trends, interest rates, and industry diversification. In deciding whether to buy or sell securities, the Fund considers among other things, the issuer's financial strength, management, earnings growth or potential earnings growth relative to that of the average company in the S&P 500 Index, and history (if any) of paying dividends.

The Fund typically sells a security when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or falls short of the manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Growth & Income Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as

"bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that the Fund's overall portfolio will be less volatile than the general stock market. First, depending upon market conditions, the income from dividend-paying stocks and other investments may not be sufficient to provide a cushion against general market downturns. Second, if the Fund cannot identify dividend-paying stocks that it believes have sufficient growth potential, it may have a substantial portion of its portfolio in growth stocks. Growth stocks are typically more volatile than the general market. Growth stocks are generally stocks of companies which are expected to increase their earnings faster than the overall market. If expectations are not met, the prices of these stocks may decline drastically even if their earnings increase. Third, the prices of the Fund's investments in preferred stocks, convertible securities and bonds will fluctuate in relation to changes in interest rates, the economy and the financial conditions of companies that issue them. In general, these securities decline in value when interest rates rise.

The income received by the Fund will also fluctuate with market conditions. Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but the lowest rating category of investment grade bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including risk arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

                                 BLUE CHIP FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks high total  investment  return  consistent  with the preservation of capital.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund  primarily  invests  in the  common  stocks  of large, well-established  companies  that are in the  Standard & Poor's
               500 Composite Stock Price Index ("S&P 500 Index"). These are defined by the Fund as "Blue Chip" stocks. The Fund selects stocks that it believes will have earnings growth in excess of the average company in the S&P 500 Index. While the Fund attempts to diversify its investments so that its weightings in different industries are similar to those of the S&P 500
               Index, it is not an index fund and therefore will not necessarily mirror the S&P 500 Index. The Fund generally stays fully invested in stocks under all market conditions.
               While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

PRIMARY
RISKS: While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price not only because of company-specific developments, but also in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. This is known as market risk. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                   Who should consider buying the Blue Chip Fund?

               The Blue Chip Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

               o     Are seeking growth of capital,
               o     Are   willing  to  accept  a  moderate   degree  of  market
                     volatility, and
               o Have a long-term investment horizon and are able to ride out market cycles.

                    How has the Blue Chip Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last 10 calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown. Average annual returns assume reinvestment of dividends and distributions, if any.

[BAR CHART APPEARS HERE]

2000    -6.04%
1999    24.73%
1998    18.10%
1997    26.05%
1996    20.55%
1995    34.01%
1994    -3.02%
1993     7.77%
1992     6.56%
1991    27.52%


During the periods shown, the highest quarterly return was 19.96% (for the quarter ended December 31, 1998) and the lowest quarterly return was -12.90% (for the quarter ended September 30, 1998). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the S&P 500 Index. This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

                                                                                                      Inception
                                                                                                       Class B
                                                                                                        Shares
                                      1 Year*              5 Years*             10 Years*             (1/12/95)
Class A Shares                        -11.91%               14.54%                14.14%                 N/A
Class B Shares                        -10.43%               14.99%                 N/A                  18.01%
S&P 500 Index                         -9.11%                18.15%                17.43%                21.31%

* The annual returns are based upon calendar years.

            What are the fees and expenses of the Blue Chip Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  SHARES          SHARES

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4.0%**

*A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                DISTRIBUTION                     TOTAL
                                                AND SERVICE                   ANNUAL FUND
                               MANAGEMENT       (12B-1)         OTHER          OPERATING      FEE WAIVER(1)  NET EXPENSES(3)
                                FEES (1)         FEES (2)      EXPENSES       EXPENSES(3)

Class  A  Shares  .  .  . . .       0.81%             0.30%        0.23%          1.34%           0.07%       1.27%
Class  B  Shares  . . . .  ..       0.81%             1.00%        0.23%          2.04%           0.07%       1.97%


(1) For the fiscal year ended September 30, 2000, the Adviser waived Management Fees in excess of 0.75% for the Blue Chip Fund. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.75% for the fiscal year ending September 30, 2001.
(2) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(3) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           ONE YEAR   THREE YEARS FIVE YEARS   TEN YEARS

If you redeem your shares:

Class A shares               $746       $1,017      $1,307     $2,131
Class B shares               $600        $933       $1,292     $2,184*

If you do not redeem your shares:

Class A shares               $746       $1,017      $1,307     $2,131
Class B shares               $200        $633       $1,092     $2,184*


*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

               What are the Blue Chip Fund's objective, principal
                  investment strategies, and principal risks?

OBJECTIVE:  The Fund seeks high total  investment  return  consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in common stocks of large, well-established companies that are in the S&P 500 Index. These are defined by the Fund as "Blue Chip" stocks. The S&P 500 Index consists of both U.S. and foreign corporations. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S.
securities exchange or the NASDAQ, either directly or through depository receipts.

The Fund uses fundamental research to select stocks of companies with strong balance sheets, relatively consistent records of achievement, and potential earnings growth that is greater than that of the average company in the S&P 500 Index. The Fund attempts to stay broadly diversified and sector neutral relative to the S&P 500 Index, but it may emphasize certain industry sectors based on economic and market conditions. The Fund intends to remain relatively fully invested in stocks under all market conditions rather than attempt to time the market by maintaining large cash or fixed income securities positions when market declines are anticipated.

The Fund usually will sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the Fund's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Blue Chip Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While Blue Chip stocks have historically been the least risky and most liquid of stocks, like all stocks they fluctuate in value. Moreover, Blue Chip stocks increasingly include stocks of technology companies which may fluctuate substantially in price.

FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

OTHER RISKS: While the Fund generally attempts to remain sector-neutral relative to the S&P 500 Index, it is not an index fund. The Fund may hold securities other than those in the S&P 500 Index, may hold fewer securities than the index, and may have sector or industry allocations different from the index, each of which could cause the Fund to underperform the index.

                              UTILITIES INCOME FUND

                                    OVERVIEW

OBJECTIVES:    The Fund primarily  seeks high current  income and  secondarily long-term capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund  concentrates  its  investments in stocks of utilities companies ("utilities stocks"). The Fund attempts to diversify across all sectors of the utilities industry (i.e., electric, gas, telecommunications and water), but from time to time it will emphasize one or more sectors based on the outlook for the various sectors. While the Fund primarily invests in U.S.
               companies, it also invests in securities of foreign  companies.

PRIMARY
RISKS: While utilities stocks tend to be regarded as less volatile than other stocks, like all stocks they fluctuate in value in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Because the Fund concentrates its investments in utilities stocks, the value of its shares will be particularly affected by events that impact on the utilities industry, such as changes in utilities regulation, changes in weather, and changes in interest rates. Stocks of foreign utilities companies carry additional risks including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. An investment in the Fund could decline in value even if the market as a whole does well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                  Who should consider buying the Utilities Income Fund?

               The Utilities Income Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

               o     Are seeking income and growth of capital,
               o     Are   willing  to  accept  a  moderate   degree  of  market
                     volatility, and
               o Have a long-term investment horizon and are able to ride out market cycles.

                 How has the Utilities Income Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown. Average annual returns assume reinvestment of dividends and distributions, if any.

[BAR CHART APPEARS HERE]

2000  -1.22%
1999  15.70%
1998  11.43%
1997  24.01%
1996   7.63%
1995  32.20%
1994  -8.50%

During the periods shown, the highest quarterly return was 14.77% (for the quarter ended March 31, 2000) and the lowest quarterly return was -9.71% (for the quarter ended June 30, 2000). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Standard and Poor's Utilities Index ("S&P Utilities Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The indexes do not take into account fees and expenses that an investor would incur in holding the securities in the indexes. If they did so, the returns would be lower than those shown.

                                                                          Inception             Inception
                                                                           Class A           Class B Shares
                                  1 Year*            5 Years*               Shares              (1/12/95)
                                                                          (2/22/93)

Class A Shares                     -7.39%              9.76%                 9.31%                 N/A
Class B Shares                     -6.15%             10.11%                 N/A                 13.57%
S&P 500 Index                      -9.11%             18.15%                17.48%               21.31%
S&P Utilities Index                59.75%             16.07%                13.84%               20.44%

*The annual returns are based upon calendar years.

         What are the fees and expenses of the Utilities Income Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  SHARES          SHARES

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4.0%**

*A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                   DISTRIBUTION                        TOTAL
                                                   AND SERVICE                      ANNUAL FUND
                                  MANAGEMENT         (12B-1)           OTHER         OPERATING
                                   FEES              FEES (1)        EXPENSES       EXPENSES (2)
                                   ----              --------        --------       ------------

Class A                             0.75%             0.30%           0.26%             1.31%
Shares......................
Class B                             0.75%             1.00%           0.26%             2.01%
Shares......................

(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(2) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           ONE YEAR   THREE YEARS FIVE YEARS   TEN YEARS

If you redeem your shares:

Class A shares               $750       $1,014      $1,298     $2,105
Class B shares               $604        $930       $1,283     $2,157*

If you do not redeem your shares:

Class A shares               $750       $1,014      $1,298     $2,105
Class B shares               $204        $630       $1,083     $2,157*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

What  are  the  Utilities  Income  Fund's   objectives,   principal   investment
strategies, and principal risks?

OBJECTIVES: The Fund primarily seeks high current income and secondarily long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in stocks (including not only common stocks, but also preferred stocks) and securities convertible into stocks of companies in the utilities industry. These are securities of companies which are primarily engaged in owning or operating facilities used to provide electricity, gas, water or telecommunications (including telephone and satellite, but not public broadcasting or cable television). While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

While the Fund attempts to diversify across all sectors of the utilities industry, it may emphasize a particular sector based on that sector's growth prospects, yield, price to earnings ratio, economic trends, and the regulatory environment. The Fund uses a "top-down" approach to selecting investments. This means that it first decides on how much of its assets to allocate to each sector of the utilities industry and then identifies potential investments for each sector through fundamental research and analysis.

In selecting securities, the Fund will consider a stock's dividend potential, its price to earnings ratio, the company's management, the company's ratio of international to domestic earnings, the company's future strategies, and external factors such as demographics and mergers and acquisitions prospects. The Fund typically sells a security when its issuer shows deteriorating fundamentals, it falls short of the manager's expectations or there is a change in economic trends. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Utilities Income Fund:

MARKET RISK: Because the Fund invests primarily in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While utilities stocks have long been thought of as being less volatile than other stocks, like all stocks they fluctuate in value. As the utilities industry has begun to deregulate and earnings have become less predictable, utilities stocks have begun to have price fluctuations which are more like other stocks. Telecommunication company stocks, in particular, have exhibited significant volatility as the result of a number of factors, including technological developments, perceived growth opportunities, and competition.

INDUSTRY CONCENTRATION RISK: Because the Fund concentrates its investments in utilities companies, the value of its shares will be especially affected by events that are peculiar to or have a greater impact on the utilities industry. Utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in national or regional weather patterns, changes in interest rates, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. Utilities stocks therefore may decline in value even if the overall market is doing well.

SECTOR CONCENTRATION AND ALLOCATION RISK: Because the Fund may concentrate its portfolio in one sector of the utilities industry, its share value could decline if one sector of the utilities industry does poorly even if other sectors of the industry do well. For example, the Fund may be overweighted in stocks of telecommunication companies when such stocks are underperforming relative to electric utility stocks.

DEREGULATION/COMPETITION RISK: Regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating new forms of competition. As a result, certain utilities companies earn more than their traditional, regulated rates of return, while others are forced to defend their core business from competition and are less profitable. Some utilities companies may not be able to recover the costs of facilities built or acquired prior to the date of deregulation. This is known as the "stranded assets" problem.

INTEREST RATE RISK: Utilities stocks tend to be more interest rate sensitive than other stocks. As interest rates increase, utilities stocks tend to decline in value.

FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

                               ALL-CAP GROWTH FUND

                                    OVERVIEW

OBJECTIVE:  The Fund seeks long-term growth of capital.

PRIMARY
INVESTMENT
STRATEGIES: The Fund  seeks to  outperform  the  Russell  3000  Growth  Index by investing primarily in common stocks of companies that are selected for their growth potential ("growth stocks"). The Fund uses an all market capitalization ("cap") approach, meaning that it attempts to invest in stocks of fast-growing companies within each of the three market cap ranges - large, mid, and small.

            The Fund is managed by an investment team which uses a three-pronged investment approach.

               o First, the team determines the percentage of the Fund's assets that will be allocated to investments in each market cap range, based generally on the market cap distribution of the Russell 3000 Growth Index and the perceived growth prospects of stocks within each range.

               o Second, the team uses a "top down" macro-economic approach to identify industry sectors and themes which have strong growth prospects within each market cap range.

               o     Finally,  sub-portfolios  of  large-,  mid-  and  small-cap
                     stocks   are  built  on  a   stock-by-stock   basis   using
                     fundamental research and analysis.

            While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.


PRIMARY
RISKS: While the potential long-term rewards of investing in a portfolio of growth stocks are substantial, there are also substantial risks.

             First, as in the case of all stock funds, there is market risk. This means that an investment in the Fund may decline in value due to a decline in the values of stocks in general or individual stocks owned by the Fund.

             Second, growth stocks are typically more volatile than the general stock market. If expectations concerning their growth prospects are not realized, the prices of these stocks may decline significantly.

             Third, mid- and small-cap stocks tend to experience sharper price fluctuations than stocks of larger companies.

             Finally, stocks of foreign companies carry additional risks including the risks arising from currency fluctuation, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

             Accordingly, the value of your investment in the Fund will go up and down, which means you could lose money.

             AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

             WHO SHOULD CONSIDER BUYING THE ALL-CAP GROWTH FUND?

The All-Cap Growth Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

               o     Are seeking significant growth of capital,
               o Are willing to accept a significant degree of market volatility, and
               o Have a long-term investment horizon and are able to ride out market cycles.

WHAT ABOUT PERFORMANCE?

Because the Fund commenced operations on October 25, 2000, it did not have a full year of performance when this prospectus was printed.

WHAT ARE THE FEES AND EXPENSES OF THE ALL-CAP GROWTH FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  SHARES          SHARES

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4.0%**

*A CDSC of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                         Distribution                              Total
                                          and Service                           Annual Fund
                         Management         (12b-1)             Other            Operating             Expense                Net
                            Fees           Fees (1)       Expenses (2), (3)    Expenses (4)      Assumption (3), (4)   Expenses (4)
                            ----           --------       -----------------    ------------      -------------------   ------------

Class A Shares....            0.75%           0.30%            0.96%                 2.01%           0.26%                   1.75%
Class B Shares....            0.75%           1.00%            0.96%                 2.71%           0.26%                   2.45%

(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(2) Because the Fund had no operating history when this prospectus was printed, these expenses are based on estimated amounts for the current fiscal year.
(3) The Adviser has contractually agreed with the Fund to assume Other Expenses in excess of 0.70% during the Fund's first fiscal year, provided that the Adviser may recover such assumed expenses within the following three years as long as the total expenses of the Fund do not exceed 1.75% of the average daily net assets on Class A shares and 2.45% of the average daily net assets on Class B shares or any lower expense limitation to which the Adviser agrees. Other expenses include organizational expenses.
(4) The Fund has an expense offset arrangement that may reduce the Fund's custodial fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses, but are reflected under Expense Assumption and Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                              ONE YEAR THREE YEARS

If you redeem your shares:
Class A shares               $792       $1,193
Class B shares                648        1,117

If you do not redeem your shares:
Class A shares               $792       $1,193
Class B shares                248         817

*Assumes Class B shares convert to Class A shares after 8 years.

                               THE FUND IN DETAIL

What are the All-Cap Growth Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:  The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to outperform the Russell 3000 Growth Index by investing at least 80% of its total assets in common stocks of companies that are selected for their growth potential. The Fund uses an all market cap growth strategy, meaning that it attempts to invest in fast-growing companies within each of the three market cap ranges - large, mid, and small.

The Fund is managed by an investment team which uses a three-pronged investment strategy:

o First, the team determines the percentage of the Fund's assets that will be allocated to investments in each market cap range, based generally on the market cap distribution of the Russell 3000 Growth Index and the perceived growth prospects of stocks within each range. While the majority of the Fund's assets will tend to be allocated to large-cap stocks, a significant percentage of the Fund's assets will be allocated to small- and mid-cap stocks. The Fund currently defines "large-cap" stocks as those with market caps in excess of $10 billion, "mid-cap" stocks as those with market caps of between $2 billion and $10 billion, and "small-cap" stocks as those with market caps of less than $2 billion.

o Second, the team uses a macro-economic approach to identify industry sectors and themes with strong growth prospects within each market cap range.

o Third, sub-portfolios of large-, mid- and small- cap stocks are constructed on a stock-by-stock basis using fundamental analysis.

      Each sub-portfolio is managed by a different team member. In selecting individual stocks, the team members look for companies that have some or all of the following characteristics:

    o the expected ability to deliver relatively high, sustainable revenue growth over the next three years;
    o a superior market position due to differentiated products and services and/or very strong sales and marketing;
    o positive financial momentum, evidenced by accelerating sales growth, improving operating margins, or increasing cash flow; and
    o high quality management teams which should be capable of leading, managing, and growing the companies into more profitable enterprises.

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

From time to time, an individual security in a sub-portfolio will move out of its specified market cap range. If such a security remains outside the market cap range for more than twelve months, it will be transferred to the appropriate sub-portfolio or sold. The Fund will also sell a security if its fundamentals have deteriorated, it is no longer considered to have sufficient growth potential, or if it is necessary to rebalance the portfolio.

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the All-Cap Growth Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

GROWTH STOCK RISK: The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates. If expectations are not met, the prices of these stocks may decline significantly.

SMALL- AND MID-CAP RISK: The market risk associated with small- and mid-cap stocks is generally greater than that associated with large-cap stocks because such stocks tend to experience sharper price fluctuations than large-cap stocks. The additional volatility associated with small-to-mid-cap stocks is attributable to a number of factors, including the fact that the earnings of small-to mid-size companies tend to be less predictable than those of larger, more established companies. Small-to mid-cap stocks are also not as broadly traded as stocks of companies with larger market caps. At times, it may be difficult for the Fund to sell small-to mid-cap stocks at reasonable prices.

FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

OTHER RISKS: The Fund may underperform the Russell 3000 Growth Index because it holds fewer securities than the Index, it may hold securities which are not part of the Index, and it may have sector, industry, and market cap weightings which differ from the Index.

                            MID-CAP OPPORTUNITY FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks long-term capital growth.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund  primarily  invests in common stocks of companies with medium market  capitalizations  ("mid-cap  stocks") which offer
               the  potential  for   substantial   long-term   growth.   These
               companies  are   generally   more   established   than  smaller
               companies,  yet are  early  enough in their  development  to be still  capable of increasing  their  revenues and earnings at a strong  rate.  In  selecting  stocks,  the Fund  will  look for companies  that  have  one or more of the  following:  a strong balance sheet;  experienced management;  above-average earnings growth  potential;  and stocks  that are  attractively  priced.
               Based upon the Fund's  economic  outlook for  stocks,  the Fund may  decide  to  invest a  portion  of its  assets in stocks of
               companies   with   small   or  large   market   capitalizations
               ("small-cap"  and   "large-cap").   While  the  Fund  primarily
               invests in U.S. companies, it also invests in securities of foreign companies.

PRIMARY
RISKS: While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

               First, mid-cap stocks carry more market risk than large-cap stocks, because mid-cap companies generally rely on a smaller number of products or services, and have less predictable earnings than large-cap companies. Mid-cap stocks tend to be less liquid and to experience sharper price fluctuations than stocks of large-cap companies. These fluctuations can be substantial.

               Second, to the extent that the Fund decides to invest in small-cap companies, the risk of price fluctuations is greater.

               Third, stocks of foreign companies carry additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

               Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                  Who should consider buying the Mid-Cap Opportunity Fund?

               The Mid-Cap Opportunity Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

               o     Are seeking significant growth of capital,
               o     Are   willing  to  accept   higher  than   average   market
                     volatility, and
               o Have a long-term investment horizon and are able to ride out market cycles.

               How has the Mid-Cap Opportunity Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

[BAR CHART APPEARS HERE]

2000   3.16%
1999  40.26%
1998  11.90%
1997  18.57%
1996  15.34%
1995  24.40%
1994   0.50%
1993  -0.89%

During the periods shown, the highest quarterly return was 30.70% (for the quarter ended December 31, 1998) and the lowest quarterly return was -20.16% (for the quarter ended September 30, 1998). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Standard & Poor's 400 Mid-Cap Index ("S&P 400 Mid-Cap Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC"), was paid. The S&P 400 Mid-Cap Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The S&P 400 Mid-Cap Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 400 Mid-Cap Index. If it did so, the returns would be lower than those shown.

                                                                                Inception             Inception
                                                                                 Class A               Class B
                                                                                  Shares                Shares
                                      1 Year*              5 Years*             (8/24/92)             (1/12/95)
Class A Shares                        -3.28%                15.74%                12.58%                 N/A
Class B Shares                        -1.59%                16.19%                 N/A                  17.34%
S&P 400 Mid-Cap Index                 17.44%                20.22%                16.70%                21.99%

*The annual returns are based upon calendar years.

       What are the fees and expenses of the Mid-Cap Opportunity Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  SHARES          SHARES

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4.0%**

*A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                      DISTRIBUTION                          TOTAL             FEE WAIVER
                                      AND SERVICE                        ANNUAL FUND            AND/OR
                      MANAGEMENT      (12B-1)           OTHER             OPERATING            EXPENSE         NET EXPENSES(3)
                       FEES (1)        FEES (2)        EXPENSES          EXPENSES(3)      ASSUMPTION(1), (3)   ---------------
                       --------        --------        --------          -----------      ------------------

Class A Shares             1.00%            0.30%          0.37%            1.67%            0.25%                  1.42%
Class B Shares             1.00%            1.00%          0.37%            2.37%             0.25%                 2.12%


(1) For the fiscal year ended September 30, 1999, the Adviser waived Management Fees in excess of 0.75% for the Fund. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.75% for the fiscal year ending September 30, 2001.
(2) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(3) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           ONE YEAR   THREE YEARS FIVE YEARS   TEN YEARS

If you redeem your shares:

Class A shares               $761       $1,096      $1,454     $2,458
Class B shares               $615       $1,016      $1,443     $2,513*

If you do not redeem your shares:

Class A shares               $761       $1,096      $1,454     $2,458
Class B shares               $215        $716       $1,243     $2,513*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

   What are the Mid-Cap Opportunity Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:  The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in common stocks of mid-cap companies. The Fund defines mid-cap stocks as those with market capitalizations which fall within the range of those of companies in the Standard & Poor's 400 Mid-Cap Index ("S&P 400 Mid-Cap Index"). As of September 30, 2000, the market capitalizations of companies in the S&P 400 Mid-Cap Index ranged from approximately $120 million and $17.7 billion. The market capitalizations of companies in the S&P 400 Mid-Cap Index will change with market conditions. Mid-cap companies are generally more established than smaller capitalization companies, yet are early enough in their development to be still capable of increasing their revenues and earnings at a strong rate. The Fund also may invest a portion of its assets in stocks of small-cap or large-cap companies. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

The Fund uses a "bottom-up" approach to selecting investments. The Fund uses fundamental research to search for companies that have one of more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced. The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.

The Fund will usually sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the portfolio manager's expectations. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Mid-Cap Opportunity Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

SMALL-CAP AND MID-CAP RISK:

The market risk associated with mid-cap and small-cap stocks is generally greater than that associated with large-cap stocks because mid-cap and small-cap stocks tend to experience sharper price fluctuations than large-cap stocks, particularly during bear markets. Their earnings tend to be less predictable than those of larger, more established companies. The prices of these stocks can also be influenced by the anticipation of future products and services which, if delayed, could cause the prices to drop.

The stocks in which the Fund primarily invests are less liquid than those of larger, more well-established companies. Securities of companies with small-to-medium market capitalization often are not as broadly traded as those of companies with larger market capitalization and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

OTHER RISKS: While the Fund generally attempts to invest in mid-cap stocks with market capitalizations which fall within the range of those of companies in the S&P 400 Mid-Cap Index, it is not an index fund. The Fund may hold securities other than those in the S&P 400 Mid-Cap Index, may hold fewer securities than the index, and may have sector or industry allocations different from the index, each of which could cause the Fund to underperform the index.

                             SPECIAL SITUATIONS FUND

                                    OVERVIEW

OBJECTIVE:     The Fund seeks long-term growth of capital.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund  primarily  invests in common stocks of companies with small market  capitalizations  ("small-cap  stocks") which have above-average  growth  potential  ("growth  stocks") . The Fund looks  for  companies  that are in the  early  stages  of their development,  have a new product or service,  are in a position
               to  benefit   from  some  change  in  the   economy,   industry
               transformation,  new law, new  regulation,  or new  technology, or are experiencing some other "special  situation" which makes
               their   stocks  have   attractive   growth   potential.   These
               companies often offer greater potential than larger more established companies. While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies.

PRIMARY
RISKS: While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

               First, small-cap stocks carry more market risk than large-cap stocks because small-cap companies are often in the early stages of development, dependent on a small number of products or services, lack substantial financial resources, and lack predictable earnings. Small-cap stocks also tend to be less liquid, and experience sharper price fluctuations than stocks of companies with large capitalizations. These fluctuations can be substantial.

               Second, growth stocks are typically more volatile than the general stock market. If expectations concerning their growth prospects are not realized, the prices of these stocks may decline significantly.

               Third, stocks of foreign companies carry additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

               Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                 Who should consider buying the Special Situations Fund?

               The Special Situations Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

               o     Are seeking significant growth of capital,
               o Are willing to accept a high degree of market volatility, and
               o Have a long-term investment horizon and are able to ride out market cycles.

                How has the Special Situations Fund performed?

The bar chart and table below show you how the Fund's performance has varied for the past 10 calendar years and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares from year to year over the life of the Fund. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

During the periods shown, the highest quarterly return was 26.20% (for the quarter ended December 31, 1998) and the lowest quarterly return was -23.05% (for the quarter ended September 30, 1998). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

[BAR CHART APPEARS HERE]

2000  -0.73%
1999  27.45%
1998   1.53%
1997  16.15%
1996  11.56%
1995  23.92%
1994  -3.66%
1993  20.52%
1992  17.26%
1991  50.47%

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Russell 2000 Index. This table assumes that the maximum sales charge or CDSC was paid. The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-cap stocks. The Russell 2000 Index does not take into account fees and expenses that an investor would incur in holding the securities in the Russell 2000 Index. If it did so, the returns would be lower than those shown.

                                                                                Inception
                                                                                Class B Shares
                      1 Year*            5 Years*            10 Years*          (1/12/95)

Class A Shares        -6.94%             9.30%               14.76%             N/A
Class B Shares        -5.37%             9.67%               N/A                12.06%
Russell 2000 Index    -2.92%             10.31%              14.63%             13.13%

*The annual returns are based upon calendar years.

        What are the fees and expenses of the Special Situations Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                 Class A          Class B
                                                 SHARES           SHARES

 SHAREHOLDER FEES  (fees   paid   directly  from
 your investment)

 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)   6.25%            None
 Maximum  deferred  sales  charge  (load)  (as a
 percentage  of the lower of  purchase  price(or
 redemption price)                               None*            4.0%**

*A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                              DISTRIBUTION                        TOTAL
                                              AND SERVICE                      ANNUAL FUND
                             MANAGEMENT         (12B-1)          OTHER          OPERATING         FEE             NET
                               FEES (1)         FEES (2)        EXPENSES       EXPENSES (3)     WAIVER (1)     EXPENSES (3)
                            -----------         --------        --------       ------------     ----------     ------------

Class A                         0.94%            0.30%           0.36%             1.60%          0.19%           1.41%
Shares......................
Class B                         0.94%            1.00%           0.36%             2.30%          0.19%           2.11%
Shares......................

(1) For the fiscal year ended September 30, 2000, the Adviser waived Management Fees in excess of 0.75% for the Fund. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.75% for the fiscal year ending September 30, 2001.

(2) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securtities Dealers, Inc.

(3) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                 ONE YEAR    THREE YEARS  FIVE YEARS  TEN YEARS

If you redeem your shares:

Class A shares                   $760        $1,081       $1,425      $2,391
Class B shares                   $614        $1,000       $1,413      $2,446*

If you do not redeem your shares:

Class A shares                   $760        $1,081       $1,425      $2,391
Class B shares                   $214        $700         $1,213      $2,446*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

    What are the Special Situations Fund's objective, principal investment strategies, and principal risks?

OBJECTIVE:  The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in common stocks of small-cap companies which have above-average growth potential. The Fund defines small-cap stocks as those with market capitalizations which fall within the range of those of companies in the Standard and Poor's 600 Small-Cap Index ("S&P 600 Small-Cap Index"). As of September 30, 2000, the market capitalizations of companies in the S&P 600 Small-Cap Index was between $34 million and $6 billion. The market capitalizations of companies in the S&P 600 Small-Cap Index will change with market conditions.

The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation or new technology, or are experiencing some other "special situation" which makes their stocks have attractive growth potential. Because these companies tend to be smaller, their growth potential is often greater.

In selecting stocks, the Fund relies on fundamental research. It first screens potential investments to identify those that meet the Fund's definition of small-cap stocks and have attractive growth prospects due to some special situation. It then analyzes these stocks, looking for companies that have one or more of the following characteristics: improving business fundamentals, strong market shares for their products or services, and strong management. The Fund may emphasize certain industry sectors based on economic and market conditions.

The Fund may sell a stock when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations, appreciates in value to the point that it is no longer a small-cap stock, or becomes fully valued by the market

While the Fund primarily invests in U.S. companies, it also invests in securities of foreign companies. The Fund's investments in securities of foreign companies are generally limited to those which are denominated in U.S. dollars and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Special Situations Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, an investment in the Fund is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

SMALL-CAP RISK: The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks. Small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-Cap companies are often in the early stages of their development, and dependent on a small number of products or services. These companies are also likely to have limited financial resources, a small, inexperienced management group, and an uncertain outlook

Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

GROWTH STOCK RISK: The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates. If expectations are not met, the prices of these stocks may decline significantly.

FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

OTHER RISKS: While the Fund generally attempts to invest in small-cap stocks with market capitalizations which fall within the range of those of companies in the S&P 600 Small-Cap Index, it is not an index fund. The Fund may hold securities other than those in the S&P 600 Small-Cap Index, may hold fewer securities than the index, and may have sector or industry allocations different from the index, each of which could cause the Fund to underperform the index.

                               FOCUSED EQUITY FUND

                                    OVERVIEW

OBJECTIVE:  The Fund seeks capital appreciation.

PRIMARY
INVESTMENT
STRATEGIES: The Fund seeks to achieve its objective by focusing its  investments in the common stocks of approximately 20 to 30 U.S. companies. Generally, not more than 12% of the Fund's total assets will be invested in the securities of a single issuer. The Fund uses an event-driven approach in selecting investments. In making investment decisions, the Fund looks for companies that appear to be undervalued because of corporate or other events that appear likely to result in significant growth in the companies' valuations. The Fund seeks to identify companies with proven management, superior cash flow and outstanding franchise values. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, constitutes more than 12% of the total portfolio, or when the Fund identifies better investment opportunities.

PRIMARY
RISKS:      While  there  are  substantial   potential  long-term  rewards  of
            investing in a concentrated portfolio of securities that are considered undervalued, there are also substantial risks.

            First, the value of the portfolio will fluctuate with movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment.

            Second, because the Fund is non-diversified and concentrates its investments in the stocks of a small number of issuers, the Fund's performance may be substantially impacted by the change in value of a single holding.

            Third, there is a risk that the event that led the Fund to make an investment may occur later than anticipated or not at all. This may disappoint the market and cause a decline in the value of the investment.

            Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

            AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                  Who should consider buying the Focused Equity Fund?

            The  Focused  Equity  Fund  is  most   appropriately   used  to  add
            diversification to an investment portfolio. It may be appropriate for you if you:

            o     Are seeking significant growth of capital,
            o Understand and are willing to accept significant stock market volatility,
            o Are willing to take high risk on the money you invest in the Fund, and
            o Have a long-term investment horizon and are able to ride out market cycles.

                     How has Focused Equity Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad based index. This information gives you some indication of the risks of investing in the fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for the past year. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown. Annual returns assume reinvestment of dividends and distributions, if any.

[BAR CHART APPEARS HERE]

2000  -19.33%

During the periods shown, the highest quarterly return was -0.59% (for the quarter ended March 30, 2000) and the lowest quarterly return was -7.51% (for the quarter ended December 31, 2000). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The S&P 500 Index is an unmanaged index consisting of the stocks of large-sized U.S. and foreign companies. The S&P 500 Index is an unmanaged index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

                                     Inception            Inception
                                     Class A Shares       Class B Shares
                    1 Year*          (3/22/99)            (3/22/99)

Class A Shares      -24.35%          -5.76%               N/A
Class B Shares      -23.07%          N/A                  -4.60%
Russell 2000 Index  -9.11%           2.21%                2.21%

*The annual returns are based upon calendar years.

          What are the fees and expenses of the Focused Equity Fund?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                        CLASS A           CLASS B
                                                                        SHARES             SHARES

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)......................           6.25%              None
Maximum deferred sales charge (load)
     (as a percentage of the lower of purchase
     price or redemption price).................................         None*             4.0%**

* A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

** 4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
assets)

                                       DISTRIBUTION                            TOTAL ANNUAL
                                        AND SERVICE                           FUND OPERATING
                     MANAGEMENT           (12B-1)             OTHER            EXPENSES(2)
                        FEES              FEES(1)           EXPENSES

Class A Shares         0.75%               0.30%              0.47%               1.52%
Class B Shares         0.75%               1.00%              0.47%               2.22%

(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                               ONE YEAR   THREE YEARS  FIVE YEARS  TEN YEARS

If you redeem your shares:

Class A shares                   $770        $1,075      $1,402      $2,324
Class B Shares                   $625          $994      $1,390      $2,378*
If you do not redeem your
shares:
Class A shares                   $770        $1,075      $1,402      $2,324
Class B Shares                   $225          $694      $1,190      $2,378*

* Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

             What are the Focused Equity Fund's objective, principal
                   investment strategies, and principal risks?

OBJECTIVE: The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to achieve its objective by focusing its investments in the common stocks of approximately 20 to 30 U.S. companies. The Fund is a non-diversified investment company. The Fund will usually concentrate 80% of its portfolio in its top 15 holdings. It will frequently have more than 10% of its assets in the securities of a single issuer. Although the Fund is not required to limit the amount of any investment in the securities of any one issuer, it generally will not invest more than 12% of its total assets in the securities of a single issuer. The Fund's strategy is to remain relatively fully invested, but at times the Fund may have cash positions of 10% or more if the Fund cannot identify qualified investment opportunities or it has a negative or "bearish" view of the stock market. However, under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities (including not only common stocks, but preferred stocks and securities convertible into common and preferred stocks).

The Fund uses an event-driven approach in selecting investments. The Fund looks for companies that appear to be undervalued because of corporate or other events that the Fund believes can result in significant growth in the companies' valuations. Examples of these events include: industry transformations; new technologies; announced mergers, acquisitions and divestitures; financial restructurings; management reorganizations; or stock buy-back programs. The Fund then identifies companies with proven management teams which maintain significant financial interest in the companies, superior cash flows in excess of internal growth requirements and outstanding franchise values. The Fund generally invests with a time horizon of two-to-five years and seeks investments which offer the potential of appreciating at least 50% within the first two years of the investment.

The Fund actively monitors the companies in its portfolio through regular meetings and teleconference calls with senior management and personal visits. The Fund also actively monitors the industries and competitors of the companies within its portfolio and checks whether the original investment thesis still holds true. The Fund usually will sell a stock when it shows deteriorating fundamentals, reaches its target value, or constitutes more than 12% of the total portfolio, or when the Fund identifies better investment opportunities.

The Fund may purchase and sell futures contracts and options on futures contracts for hedging purposes. The Fund anticipates engaging in such transactions relatively infrequently and over relatively short periods of time. Any hedging strategy that the Fund may decide to employ will generally be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index.

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Focused Equity Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company and, as such, its assets may be invested in a limited number of issuers. This means that the Fund's performance may be substantially impacted by the change in value of even a single holding. The price of a share of the Fund can therefore be expected to fluctuate more than a comparable diversified fund. Moreover, the Fund's share price may decline even when the overall market is increasing. Accordingly, an investment in the Fund therefore may entail greater risks than an investment in a diversified investment company.

EVENT-DRIVEN STYLE RISK: The event-driven investment approach used by the Fund carries the additional risk that the event anticipated may occur later than expected or not at all or may not have the desired effect on the market price of the security.

FUTURES AND OPTIONS RISK: The Fund could suffer a loss if it fails to hedge its portfolio prior to a market decline. Moreover, if the Fund engages in hedging transactions using futures or options, the Fund could nevertheless suffer a loss if the hedging is based upon an inaccurate prediction of movements in the direction of the securities and interest rate markets or the hedging instrument does not accurately reflect the Fund's portfolio. The Fund may experience adverse consequences that leave it in a worse position than if such strategies were not used. As a result, the Fund may not achieve its investment objective.

                                   GLOBAL FUND

                                    OVERVIEW

OBJECTIVES:    The  Fund  primarily   seeks   long-term   capital  growth  and
               secondarily a reasonable level of current income.

PRIMARY
INVESTMENT
STRATEGIES:    The Fund invests in a  diversified  portfolio of common  stocks of  companies  which are located  throughout  the world.  While the Fund attempts to maintain  broad  country  diversification, under normal market  conditions  it must allocate  assets to at least three  countries,  including the United States.  The Fund primarily  invests  in large or  medium  capitalization  stocks
               which  are  traded  in  larger  or  more  established   markets
               throughout the world. The Fund also invests opportunistically in smaller capitalization stocks and stocks which are traded in smaller, less-developed or emerging markets.

PRIMARY
RISKS: All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment as well as company-specific developments. The risks of investing in securities issued by foreign companies, particularly those which are traded in foreign securities markets, are accentuated. Foreign securities can decline in value because of declines in the values of local currencies, irrespective of how well the companies issuing the securities are doing; foreign securities markets are generally less regulated and less liquid than our comparable U.S. markets; there may be less financial information available on foreign companies than on comparable U.S. companies; and there may be political or economic instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial; particularly in the case of stocks that are traded in less-developed or emerging markets. Stocks with smaller market capitalizations tend to experience sharper price fluctuations. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                   Who should consider buying the Global Fund?

               The Global Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

               o     Are seeking significant growth of capital,
               o Want exposure to investments in both U.S. and foreign companies,
               o     Are  willing to accept a high  degree of market  volatility and the additional risks of foreign investments, and
               o     Have a  long-term  investment  horizon and are able to ride out market cycles.

                       How has the Global Fund performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last 10 calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

[BAR CHART APPEARS HERE]

2000   -12.97%
1999    31.66%
1998    16.80%
1997     7.98%
1996    14.43%
1995    17.83%
1994    -3.78%
1993    22.97%
1992    -2.89%
1991    14.56%

During the periods shown, the highest quarterly return was 20.13% (for the quarter ended December 31, 1999) and the lowest quarterly return was -15.71% (for the quarter ended September 30, 1998). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the Morgan Stanley All Country World Free Index ("All Country Index"). This table assumes that the maximum sales charge or contingent deferred sales charge ("CDSC") was paid. The All Country Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. The All Country Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns would be lower than those shown.
                                                           Inception
                                                           Class B
                                                           (1/12/95)
                    1 Year*      5 Years*     10 Years*    Shares

Class A Shares      -18.39%      9.16%        9.16%        N/A
Class B Shares      -16.99%      9.46%        N/A          11.16%
All Country Index   -13.94%      11.61%       12.04%       16.06%**

*The annual returns are based on calendar years.
**The average annual total return shown is for the period 1/1/95 to 12/31/00.

              What are the fees and expenses of the Global Fund?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                  Class A         Class B
                                                  SHARES          SHARES

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*           4.0%**

* A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                   DISTRIBUTION                        TOTAL
                                                   AND SERVICE                      ANNUAL FUND
                                  MANAGEMENT         (12B-1)           OTHER         OPERATING
                                   FEES              FEES (1)         EXPENSES        EXPENSES
                                   ----              --------         --------        --------

Class A                             0.99%             0.30%           0.36%             1.65%
Shares......................
Class B                             0.99%             1.00%           0.36%             2.35%
Shares......................

(1) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           ONE YEAR   THREE YEARS FIVE YEARS   TEN YEARS

If you redeem your shares:

Class A shares                $782      $1,113      $1,466     $2,457
Class B shares                $638      $1,033      $1,455     $2,512*

If you do not redeem your shares:

Class A shares                $782      $1,133      $1,466     $2,457
Class B shares                $238       $733       $1,255     $2,512*

*Assumes conversion to Class A shares eight years after purchase.

                               THE FUND IN DETAIL

                What are the Global Fund's objectives, principal
                   investment strategies, and principal risks?

OBJECTIVES: The Global Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a diversified portfolio of common stocks of companies which are located throughout the world. While the Fund attempts to maintain broad country diversification, under normal market conditions it must allocate assets to at least three countries, including the United States.

The Fund primarily invests in stocks of companies which are considered large to medium in size (measured by market capitalization). The Fund may also invest in smaller companies when it views them as attractive alternatives to the stocks of larger or more established companies.

The foreign securities that the Fund purchases are typically denominated in foreign currencies and traded in foreign securities markets. The Fund primarily invests in securities which trade in larger or more established markets, but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: accelerating earnings growth or the possibility of positive earnings surprises; strong possibility of price to earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; or improving local market and/or industry outlook.

Once the purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including: (1) regional and country allocation, (2) industry and sector allocation, (3) interest rates
(4) company size, and (5) in the case of foreign securities, foreign currency exposure, and the risks of trading and maintaining securities and cash in foreign countries. The total risk of the Fund is monitored at this point in the portfolio construction process.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if in the portfolio manager's opinion its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; it experiences excessive valuations; or there is a deteriorating local market and/or industry outlook.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Global Fund:

MARKET RISK: Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

While the Fund's strategy of being globally diversified may help to reduce the volatility or variability of the Fund's returns relative to another fund which invests in fewer stocks or whose investments are focused in fewer countries or industry sectors, this strategy may not prevent a loss if stock markets worldwide were to decline at the same time.

FOREIGN SECURITIES RISK: There are special risk factors associated with investing in foreign securities. Some of these factors are also present when investing in the United States but are heightened issues when investing in non-U.S. markets, especially in smaller, less developed or emerging markets. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies, by eroding or reversing gains or widening losses from those investments. The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company's balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians, and securities depositories. Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations, the potential for restrictions on the flow of international capital and the transition to the euro for European Monetary Union countries. Many foreign countries impose withholding taxes on income from investments in such countries, which the Fund may not recover.

LIQUIDITY RISK: The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk is particularly acute in the case of foreign securities which are traded in smaller, less-developed or emerging markets.

SMALL-CAP AND MID-CAP RISK: The market risk associated with small-to mid-cap stocks is greater than that associated with larger-cap stocks because small-to mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, or to depend on a small, inexperienced management group.

                                 FUND MANAGEMENT

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. It currently serves as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.9 billion as of January 12, 2001. FIMCO supervises all aspects of each Fund's operations. For the fiscal year ended September 30, 2000, FIMCO received advisory fees as follows: 0.75% of average daily net assets, net of waiver, for Total Return Fund, All-Cap Growth Fund, Mid-Cap Opportunity Fund, and Special Situations Fund; 0.74% of average daily net assets, net of waivers for Blue Chip Fund; 0.75% of average daily net assets for Utilities Income Fund, All-Cap Growth Fund and Focused Equity Fund; 0.73% of average daily net assets for Growth & Income Fund; and 0.99% of average daily net assets for Global Fund.

The Total Return Fund is managed by a team of portfolio managers.

Dennis T. Fitzpatrick serves as Co-Portfolio Manager of the Growth & Income Fund and the Blue Chip Fund. Prior to October 2000, he was Co-Portfolio Manager of each of these funds. Mr. Fitzpatrick has been a member of FIMCO's investment management team since October 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group.

Matthew S. Wright serves as Portfolio Manager of the Utilities Income Fund. Mr. Wright is also the Portfolio Manager for the Utilities Income Fund of First Investors Life Series Fund. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst. From May 1995 to January 1996, Mr. Wright was an Analyst at Fuji Bank. From June 1994 to April 1995, he was Market Editor of Bloomberg Magazine and from September 1991 to June 1994, he was Editor/Reporter for Bloomberg Business News.

Patricia D. Poitra serves as Portfolio Manager of the Mid-Cap Opportunity Fund and Co-Portfolio Manager of the Special Situations Fund. Ms. Poitra has been Director of Equities at FIMCO since October 1994.

David A. Hanover is Co-Portfolio Manager of the Special Situations Fund. From 1997 to August 1998, Mr. Hanover was a Portfolio Manager and Analyst at Heritage Investors Management Corporation. From 1994 to 1996, Mr. Hanover was Co-Portfolio Manager and Analyst at Psagot Mutual Funds and in 1993 he was an International Equity Investments Summer Associate at Howard Hughes Medical Institute.

Wellington Management Company, LLP ("WMC") serves as the investment subadviser of the Global Fund and the All-Cap Growth Fund. WMC has discretionary trading authority over all of each Fund's assets, subject to continuing oversight and supervision by FIMCO and the Board of Directors. WMC is located at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of December 31, 2000, WMC held investment management authority with respect to $274 billion of assets.

Of that amount, WMC acted as investment adviser or subadviser to approximately 125 registered investment companies or series of such companies, with net assets of approximately $170 billion.

The Global Fund is managed by Trond Skramstad, Senior Vice President of WMC and Chairman of the firm's Global Equity Strategy Group. Mr. Skramstad joined WMC in 1993.

Arnhold and S. Bleichroeder, Inc. ("ASB") serves as the investment subadviser of the Focused Equity Fund. ASB has discretionary trading authority over all of the Focused Equity Fund's assets, subject to continuing oversight and supervision by FIMCO and the Board of Directors. ASB is located at 1345 Avenue of the Americas, New York, NY 10105. ASB and its affiliates currently provide investment advisory services to investment companies, institutions and private clients. As of September 30, 2000, ASB and its affiliates held investment management authority with respect to approximately $6 billion of domestic and international assets. The Focused Equity Fund is managed by Colin G. Morris, Senior Vice President of ASB, who has been responsible for the management of various ASB clients since January 1993. Prior to joining ASB in 1992, Mr. Morris was a partner at Mabon Securities, with responsibility over arbitrage investments from 1988 to 1992.

                              BUYING AND SELLING SHARES

                   How and when do the Funds price their shares?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, each Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Funds.

                                 How do I buy shares?

You may buy shares of a Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we have lower initial investment requirements for certain types of retirement accounts and offer automatic investment plans that allow you to open a Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request. Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                        Which class of shares is best for me?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Class A shares of a Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                    Class A Shares
Your investment              SALES CHARGE AS A PERCENTAGE OF
                             -------------------------------
                      offering price        net amount invested

Less than $25,000         6.25%                    6.67%
$25,000-$49,999           5.75                     6.10
$50,000-$99,999           5.50                     5.82
$100,000-$249,999         4.50                     4.71
$250,000-$499,999         3.50                     3.63
$500,000-$999,999         2.50                     2.56
$1,000,000 or more           0*                    0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                    Class B Shares

             Year of Redemption             CDSC as a Percentage of Purchase
             ------------------               Price or Nav At Redemption
                                            --------------------------------
             Within the 1st or 2nd year......               4%
             Within the 3rd or 4th year......               3
             In the 5th year.................               2
             In the 6th year.................               1
             Within the 7th year and 8th year               0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                                How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by:

      o Contacting your Representative who will place a redemption order for you;

      o     Sending  a  written  redemption   request  to  Administrative   Data
            Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198;

      o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

      o     Instructing  us to make an  electronic  transfer to a  predesignated
            bank  (if  you  have  completed  an  application   authorizing  such
            transfers).

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (ie. Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

                What about dividends and capital gain distributions?

To the extent that it has net investment income, Total Return Fund, Growth & Income Fund, Blue Chip Fund and Utilities Income Fund will declare and pay a dividend from net investment income on a quarterly basis. To the extent that it has net investment income, Mid-Cap Opportunity Fund, Special Situations Fund, Focused Equity Fund, Global Fund and All-Cap Growth Fund will declare and pay a dividend from net investment income on an annual basis. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

Any dividends or capital gain distributions paid by a Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends and distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

                                           TOTAL RETURN FUND

                            ---------------------------------------------------------------------------------
                                                             PER SHARE DATA
                            ---------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM

                                                      NET
                                                   REALIZED
                            NET           NET         AND       TOTAL
                            ASSET       INVEST-   UNREALIZED    FROM           NET
                            VALUE        MENT        GAIN       INVEST        INVEST-     NET         TOTAL
                            BEGINNING   INCOME     (LOSS) ON    MENT-         MENT      REALIZED     DISTRI-
                            OF PERIOD   (LOSS)     INVESTMENTS OPERATIONS    INCOME      GAINS       BUTIONS
-------------------------------------------------------------------------------------------------------------
CLASS A
1995(h)...................    $10.89      .39        2.50         2.89        .37          .44           .81
1996(h)...................     12.97      .39         .97         1.36        .41         1.12          1.53
1997(h)....................    12.80      .26        2.04         2.30        .28         1.08          1.36
1998(a)....................    13.74      .23         .43          .66        .13           --           .13
1999(f)....................    14.27      .29        1.26         1.55        .30         1.18          1.48
2000(f)....................    14.34      .31        2.29         2.60        .27          .40           .67


CLASS B
1995(b)...................     10.90       .25       2.54         2.79        .33          .44           .77
1996(h)....................    12.92       .32        .94         1.26        .34         1.12          1.46
1997(h)....................    12.72       .21       1.97         2.18        .19         1.08          1.27
1998(a)....................    13.63       .17        .41          .58        .08           --           .08
1999(f)....................    14.13       .21       1.22         1.43        .21         1.18          1.39
2000(f)....................    14.17       .21       2.24         2.45        .17          .40           .57

               RATIOS / SUPPLEMENTAL DATA

                                                                   RATIO TO AVERAGE NET ASSETS
                                                                    BEFORE EXPENSES WAIVED OR
                                         RATIO TO AVERAGE                    ASSUMED
                                            NET ASSETS ++

                      NET ASSETS
 NET ASSET            END OF                                                            NET
   VALUE      TOTAL    PERIOD                            NET                        INVESTMENT   PORTFOLIO
  END OF     RETURN*   (IN                           INVESTMENT                       INCOME     TURNOVER
  PERIOD       (%)    MILLIONS)    EXPENSES (%)      INCOME (%)     EXPENSES (%)        (%)      RATE (%)
-----------------------------------------------------------------------------------------------------------


  12.97         26.71      55          1.58            3.08             1.83            2.83         135
  12.80         10.62      57          1.53            2.93             1.78            2.68         146
  13.74         18.08      67          1.49            1.94             1.74            1.69         149
  14.27          4.76      73          1.42+           2.15+            1.65+           1.92+        111
  14.34         11.50      92          1.40            2.08             1.63            1.85         127
  16.27         18.67     120          1.33            2.00             1.58            1.75         118


  12.92         25.74     0.3          2.41+           2.24+            2.67+           1.98+        135
  12.72          9.86      1           2.32            2.14             2.49            1.97         146
  13.63         17.24      3           2.19            1.24             2.44             .99         149
  14.13          4.25      4           2.12+           1.45+            2.35+           1.22+        111
  14.17         10.72      9           2.10            1.38             2.33            1.15         127
  16.05         17.79     16           2.03            1.30             2.28            1.05         118

+     Annualized
++    Net of expenses waived or assumed by the investment advisor.
*     Calculated without sales charges.
** Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(a)   For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c)   For the period November 1, 1997 to September 30, 1998.
(d)   For the fiscal year ended October 31.
(e) For the period January 12, 1995 (class B shares first offered) to October 31, 1995.
(f)   For the fiscal year ended September 30.
(g) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(h)   For the calendar year ended December 31.

                                                         GROWTH & INCOME FUND
                            ---------------------------------------------------------------------------------
                                                             PER SHARE DATA
                            ---------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM

                                                      NET
                                                   REALIZED
                            NET           NET         AND       TOTAL
                            ASSET       INVEST-   UNREALIZED    FROM           NET
                            VALUE        MENT        GAIN       INVEST        INVEST-     NET         TOTAL
                            BEGINNING   INCOME     (LOSS) ON    MENT-         MENT      REALIZED     DISTRI-
                            OF PERIOD   (LOSS)     INVESTMENTS OPERATIONS    INCOME      GAINS       BUTIONS
-------------------------------------------------------------------------------------------------------------
CLASS A
1995(d)............           6.69       .16         1.13       1.29         .17          --       .17
1996(d)............           7.81       .10         1.60       1.70         .12          --       .12
1997(d)............           9.39       .06         2.36       2.42         .06         .16       .22
1998(c)............          11.59       .05          .97       1.02         .03         .27       .30
1999(f)............          12.31       .04         2.88       2.92         .05          --       .05
2000(f).............         15.18       .01         2.98       2.99         .01        1.55      1.56

CLASS B
1995(e)............           6.43       .08         1.38       1.46         .11          --       .11
1996(d)............           7.78       .07         1.55       1.62         .07          --       .07
1997(d)............           9.33        --         2.32       2.32         .01         .16       .17
1998(c)............          11.48      (.01)         .94        .93          --         .27       .27
1999(f)............          12.14      (.04)        2.80       2.76          --          --        --
2000(f).............         14.90      (.08)        2.90       2.82          --        1.55      1.55

+     Annualized
++    Net of expenses waived or assumed by the investment advisor.
*     Calculated without sales charges.
** Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(a)   For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c)   For the period November 1, 1997 to September 30, 1998.
(d)   For the fiscal year ended October 31.
(e) For the period January 12, 1995 (class B shares first offered) to October 31, 1995.
(f)   For the fiscal year ended September 30.
(g) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(h)   For the calendar year ended December 31.

               RATIOS / SUPPLEMENTAL DATA

                                                                   RATIO TO AVERAGE NET ASSETS
                                                                    BEFORE EXPENSES WAIVED OR
                                         RATIO TO AVERAGE                    ASSUMED
                                            NET ASSETS ++

                      NET ASSETS
 NET ASSET            END OF                                                            NET
   VALUE      TOTAL    PERIOD                            NET                        INVESTMENT   PORTFOLIO
  END OF     RETURN*   (IN                           INVESTMENT                       INCOME     TURNOVER
  PERIOD       (%)    MILLIONS)    EXPENSES (%)      INCOME (%)     EXPENSES (%)        (%)      RATE (%)
-----------------------------------------------------------------------------------------------------------

    7.81      19.51       63           .98              2.34           1.59             1.74         19
    9.39      21.82      112          1.31              1.20           1.49             1.02         25
   11.59      26.20      194          1.39               .55           1.43              .51         28
   12.31       8.84      258          1.39+              .47+           N/A               N/A        36
   15.18      23.75      378          1.36               .29            N/A               N/A       112
   16.61      21.31      494          1.28               .05            N/A               N/A       142

    7.78      22.73        4          1.90+             2.23+          2.61+            1.52+        19
    9.33      20.92       12          2.03               .48           2.19              .31         25
   11.48      25.23       27          2.09              (.15)          2.13             (.19)        28
   12.14       8.19       43          2.09+             (.23) +         N/A               N/A        36
   14.90      22.77       77          2.06              (.41)           N/A               N/A       112
   16.17      20.49      107          1.98              (.65)           N/A               N/A       142

                                                    BLUE CHIP FUND

                            ---------------------------------------------------------------------------------
                                                             PER SHARE DATA
                            ---------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM

                                                NET
                                             REALIZED
                      NET           NET         AND        TOTAL
                      ASSET       INVEST-   UNREALIZED     FROM            NET
                      VALUE        MENT        GAIN        INVEST         INVEST-      NET      TOTAL
                      BEGINNING   INCOME     (LOSS) ON     MENT-           MENT      REALIZED   DISTRI-
                      OF PERIOD   (LOSS)     INVESTMENTS  OPERATIONS      INCOME      GAINS     BUTIONS
-------------------------------------------------------------------------------------------------------------

CLASS A
1995(h)......         13.46         .19         4.37          4.56           .20        .60        .80
1996(h)......         17.22         .14         3.39          3.53           .17       1.11       1.28
1997(h)......         19.47         .09         4.98          5.07           .08       1.62       1.70
1998(a)......         22.84         .04         (.39)         (.35)          .03         --        .03
1999(f).......        22.46          --         5.46          5.46           .02        .75        .77
2000(f).......        27.15        (.09)        5.68          5.59            --       1.65       1.65

CLASS B

1995(b)......         13.51         .10         4.31          4.41           .16        .60        .76
1996(h)......         17.16         .06         3.32          3.38           .06       1.11       1.17
1997(h)......         19.37        (.03)        4.91          4.88            --       1.62       1.62
1998(a)......         22.63        (.06)        (.42)         (.48)           --         --        --
1999(f).......        22.15        (.14)        5.35          5.21            --        .75        .75
2000(f).......        26.61        (.25)        5.50          5.25            --       1.65       1.65


+     Annualized
++    Net of expenses waived or assumed by the investment advisor.
*     Calculated without sales charges.
** Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(i)   For the period January 1, 1998 to September 30, 1998.
(j) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(k)   For the period November 1, 1997 to September 30, 1998.
(l)   For the fiscal year ended October 31.

(m) For the period January 12, 1995 (class B shares first offered) to October 31, 1995.
(n)   For the fiscal year ended September 30.
(o) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(p)   For the calendar year ended December 31.

               RATIOS / SUPPLEMENTAL DATA

                                                                   RATIO TO AVERAGE NET ASSETS
                                                                    BEFORE EXPENSES WAIVED OR
                                         RATIO TO AVERAGE                    ASSUMED
                                            NET ASSETS ++

                      NET ASSETS
 NET ASSET            END OF                                                            NET
   VALUE      TOTAL    PERIOD                            NET                        INVESTMENT   PORTFOLIO
  END OF     RETURN*   (IN                           INVESTMENT                       INCOME     TURNOVER
  PERIOD       (%)    MILLIONS)    EXPENSES (%)      INCOME (%)     EXPENSES (%)        (%)      RATE (%)
-----------------------------------------------------------------------------------------------------------

  17.22        34.01     170         1.49              1.23            1.74            .98         25
  19.47        20.55     240         1.44               .78            1.67            .55         45
  22.84        26.05     351         1.39               .40            1.64            .15         63
  22.46        (1.55)    368         1.37+              .23+           1.47+           .13+        71
  27.15        24.88     471         1.32               .01            1.41           (.08)        97
  31.09        21.49     615         1.27              (.31)           1.34           (.38)       125

  17.16        32.76       5        2.20+               .52            2.46+           .26+        25
  19.37        19.71      17        2.22                 --            2.37           (.16)        45
  22.63        25.19      37        2.09               (.30)           2.34           (.55)        63
  22.15        (2.12)     47        2.07+              (.47)+          2.17+          (.57)+       71
  26.61        24.07      70        2.02               (.69)           2.11           (.78)        97
  30.21        20.60     105        1.97              (1.01)           2.04          (1.08)       125

                                                 UTILITIES INCOME FUND

                            ---------------------------------------------------------------------------------
                                                             PER SHARE DATA
                            ---------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM

                                                      NET
                                                   REALIZED
                            NET           NET         AND        TOTAL
                            ASSET       INVEST-   UNREALIZED     FROM           NET
                            VALUE        MENT        GAIN        INVEST        INVEST-     NET         TOTAL
                            BEGINNING   INCOME     (LOSS) ON     MENT-         MENT      REALIZED     DISTRI-
                            OF PERIOD   (LOSS)     INVESTMENTS  OPERATIONS    INCOME      GAINS       BUTIONS
-------------------------------------------------------------------------------------------------------------

CLASS A
1995(d)............           5.08        .23           .83         1.06         .24         --         .24
1996(d)............           5.90        .21           .52          .73         .22         --         .22
1997(d)............           6.41        .20           .61          .81         .19         --         .19
1998(c)............           7.03        .14           .96         1.10         .14        .37         .51
1999(f).............          7.62        .13           .74          .87         .13        .37         .50
2000(f).............          7.99        .13          1.21         1.34         .13        .60         .73

CLASS B
1995(e)............           4.95        .14           .93         1.07         .16         --         .16
1996(d)............           5.86        .18           .49          .67         .18         --         .18
1997(d)............           6.35        .15           .61          .76         .15         --         .15
1998(c)............           6.96        .10           .94         1.04         .10        .37         .47
1999(f).............          7.53        .08           .72          .80         .08        .37         .45
2000(f).............          7.88        .08          1.18         1.26         .07        .60         .67

+     Annualized
++ Net of expenses waived or assumed by the investment advisor. *Calculated without sales charges.
** Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(a)   For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c)   For the period November 1, 1997 to September 30, 1998.
(d)   For the fiscal year ended October 31.
(e) For the period January 12, 1995 (class B shares first offered) to October 31, 1995.
(f)   For the fiscal year ended September 30.
(g) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(h)   For the calendar year ended December 31.


                                    RATIOS / SUPPLEMENTAL DATA

                                                                   RATIO TO AVERAGE NET ASSETS
                                                                    BEFORE EXPENSES WAIVED OR
                                         RATIO TO AVERAGE                    ASSUMED
                                            NET ASSETS ++

                      NET ASSETS
 NET ASSET            END OF                                                            NET
   VALUE      TOTAL    PERIOD                            NET                        INVESTMENT   PORTFOLIO
  END OF     RETURN*   (IN                           INVESTMENT                       INCOME     TURNOVER
  PERIOD       (%)    MILLIONS)    EXPENSES (%)      INCOME (%)     EXPENSES (%)        (%)      RATE (%)
-----------------------------------------------------------------------------------------------------------

   5.90      21.35          84       1.04             4.37           1.57              3.84         16
   6.41      12.45         104       1.20             3.49           1.49              3.19         38
   7.03      12.86         102       1.40             2.98           1.48              2.90         60
   7.62      16.05         123       1.43+            2.10+           N/A               N/A         83
   7.99      11.99         145       1.37             1.69            N/A               N/A         65
   8.60      17.58         187       1.31             1.57            N/A               N/A         46

   5.86      21.99           3       1.82+            4.93+          2.53+             4.21+        16
   6.35      11.61           8       1.91             2.77           2.28              2.40         38
   6.96      12.08           9       2.10             2.28           2.18              2.20         60
   7.53      15.38          14       2.13+            1.40+           N/A               N/A         83
   7.88      11.13          21       2.07              .99            N/A               N/A         65
   8.47      16.77          32       2.01              .87            N/A               N/A         46


                                                   + MID-CAP OPPORTUNITY FUND**

                            ---------------------------------------------------------------------------------
                                                             PER SHARE DATA
                            ---------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM

                                                      NET
                                                   REALIZED
                            NET           NET         AND       TOTAL
                            ASSET       INVEST-   UNREALIZED    FROM           NET
                            VALUE        MENT        GAIN       INVEST        INVEST-     NET         TOTAL
                            BEGINNING   INCOME     (LOSS) ON    MENT-         MENT      REALIZED     DISTRI-
                            OF PERIOD   (LOSS)     INVESTMENTS OPERATIONS    INCOME      GAINS       BUTIONS
-------------------------------------------------------------------------------------------------------------

CLASS A
1995(d)..............        11.78       .08         2.80         2.88          .08         --        .08
1996(d)..............        14.58       .04         1.57         1.61          .06        .84        .90
1997(d)..............        15.29      (.03)        4.02         3.99          .04        .68        .72
1998(c)..............        18.56      (.03)       (2.82)       (2.85)          --       1.18       1.18
1999(f).............         14.53      (.13)        6.62         6.49           --         --         --
2000(f).............         21.02      (.10)        8.02         7.92           --       2.28       2.28

CLASS B
1995(e)...........           12.03      (.01)        2.49         2.48           --         --         --
1996(d)...........           14.51       .01         1.47         1.48           .05       .84        .89
1997(d)...........           15.10      (.08)        3.89         3.81           --        .68        .68
1998(c)...........           18.23      (.12)       (2.76)       (2.88)          --       1.18       1.18
1999(f)...........           14.17      (.23)        6.41         6.18           --         --         --
2000(f)............          20.35      (.20)        7.67         7.47           --       2.28       2.28


+     Annualized
++ Net of expenses waived or assumed by the investment advisor. *Calculated without sales charges.
** Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(a)   For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c)   For the period November 1, 1997 to September 30, 1998.
(d)   For the fiscal year ended October 31.
(e) For the period January 12, 1995 (class B shares first offered) to October 31, 1995.
(f)   For the fiscal year ended September 30.
(g) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(h)   For the calendar year ended December 31.


                                  RATIOS / SUPPLEMENTAL DATA

                                                                   RATIO TO AVERAGE NET ASSETS
                                                                    BEFORE EXPENSES WAIVED OR
                                         RATIO TO AVERAGE                    ASSUMED
                                            NET ASSETS ++

                      NET ASSETS
 NET ASSET            END OF                                                            NET
   VALUE      TOTAL    PERIOD                            NET                        INVESTMENT   PORTFOLIO
  END OF     RETURN*   (IN                           INVESTMENT                       INCOME     TURNOVER
  PERIOD       (%)    MILLIONS)    EXPENSES (%)      INCOME (%)     EXPENSES (%)        (%)      RATE (%)
-----------------------------------------------------------------------------------------------------------

   14.58      24.59         9          1.34            .48           2.36             (.55)       106
   15.29      11.64        14          1.57            .36           2.15             (.21)       118
   18.56      27.09        26          1.50           (.21)          1.94             (.65)        90
   14.53     (16.42)       30          1.50+          (.25) +        1.89+            (.64) +     102
   21.02      44.67        50          1.50           (.69)          1.77             (.96)       171
   26.66      41.41       120            142          (.52)          1.67             (.77)       180

   14.51      20.62         0.3        2.29+          (.03) +        3.79+           (1.53) +     106
   15.10      10.80         1          2.30           (.37)          3.03            (1.10)       118
   18.23      26.17         3          2.20           (.91)          2.64            (1.35)        90
   14.17     (16.91)        4          2.20+          (.95) +        2.59+           (1.34) +     102
   20.35      43.61         7          2.20          (1.39)          2.47            (1.66)       171
   25.54      40.46        24          2.12          (1.22)          2.37            (1.47)       180

                             SPECIAL SITUATIONS FUND

                            ---------------------------------------------------------------------------------
                                                             PER SHARE DATA
                            ---------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM

                                                      NET
                                                   REALIZED
                            NET           NET         AND       TOTAL
                            ASSET       INVEST-   UNREALIZED    FROM           NET
                            VALUE        MENT        GAIN       INVEST        INVEST-     NET         TOTAL
                            BEGINNING   INCOME     (LOSS) ON    MENT-         MENT      REALIZED     DISTRI-
                            OF PERIOD   (LOSS)     INVESTMENTS OPERATIONS    INCOME      GAINS       BUTIONS
-------------------------------------------------------------------------------------------------------------

CLASS A
1995(h).........              16.43       (.01)        3.94        3.93         --         .73        .73
1996(h).........              19.63       (.01)        2.28        2.27         --        1.17       1.17
1997(h).........              20.73       (.09)        3.44        3.35         --        1.90       1.90
1998(a).........              22.18       (.05)       (4.30)      (4.35)        --          --         --
1999(f).........              17.83       (.22)        5.79        5.57         --          --         --
2000(f)..........             23.40       (.18)        9.81        9.63         --        1.21       1.21


CLASS B

1995(b).........              16.40       (.01)        3.85        3.84         --         .73        .73
1996(h).........              19.51       (.14)        2.25        2.11         --        1.17       1.17
1997(h).........              20.45       (.15)        3.29        3.14         --        1.90       1.90
1998(a).........              21.69       (.13)       (4.22)      (4.35)        --          --         --
1999(f).........              17.34       (.36)        5.64        5.28         --          --         --
2000(f).........              22.62       (.33)        9.38        9.05         --        1.21       1.21

+     Annualized
++ Net of expenses waived or assumed by the investment advisor. *Calculated without sales charges.
** Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(a)   For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c)   For the period November 1, 1997 to September 30, 1998.
(d)   For the fiscal year ended October 31.
(e) For the period January 12, 1995 (class B shares first offered) to October 31, 1995.
(f)   For the fiscal year ended September 30.
(g) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(h)   For the calendar year ended December 31.

                                  RATIOS / SUPPLEMENTAL DATA

                                                                   RATIO TO AVERAGE NET ASSETS
                                                                    BEFORE EXPENSES WAIVED OR
                                         RATIO TO AVERAGE                    ASSUMED
                                            NET ASSETS ++

                      NET ASSETS
 NET ASSET            END OF                                                            NET
   VALUE      TOTAL    PERIOD                            NET                        INVESTMENT   PORTFOLIO
  END OF     RETURN*   (IN                           INVESTMENT                       INCOME     TURNOVER
  PERIOD       (%)    MILLIONS)    EXPENSES (%)      INCOME (%)     EXPENSES (%)        (%)      RATE (%)
-----------------------------------------------------------------------------------------------------------

  19.63       23.92      125         1.60              (.08)         1.85             (.33)          80
  20.73       11.56      158         1.59              (.13)         1.84             (.38)          99
  22.18       16.15      194         1.53              (.45)         1.78             (.70)          84
  17.83      (19.61)     160         1.53+             (.32)+        1.75+            (.54)+         70
  23.40       31.24      186         1.53              (.97)         1.76            (1.20)         132
  31.82       43.07      276         1.41              (.68)         1.60             (.87)         161


  19.54       23.42        5         2.33+             (.81) +       2.59+           (1.07) +        80
  20.45       10.81       10         2.38              (.92)         2.55            (1.09)          99
  21.69       15.34       17         2.23             (1.15)         2.48            (1.40)          84
  17.34      (20.06)      15         2.23+            (1.02)+        2.45+           (1.24) +        70
  22.62       30.45       20         2.23             (1.67)         2.46            (1.90)         132
  30.46       41.94       34         2.11             (1.38)         2.30            (1.57)         161


                                                         FOCUSED EQUITY FUND

                            ---------------------------------------------------------------------------------
                                                             PER SHARE DATA
                            ---------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM

                                                      NET
                                                   REALIZED
                            NET           NET         AND       TOTAL
                            ASSET       INVEST-   UNREALIZED    FROM           NET
                            VALUE        MENT        GAIN       INVEST        INVEST-     NET         TOTAL
                            BEGINNING   INCOME     (LOSS) ON    MENT-         MENT      REALIZED     DISTRI-
                            OF PERIOD   (LOSS)     INVESTMENTS OPERATIONS    INCOME      GAINS       BUTIONS
-------------------------------------------------------------------------------------------------------------

CLASS A
1999(g)                    $10.00        $(.04)       $.92         $.88         $--         $--        $--
2000(f)                     10.88         (.08)       (.42)        (.50)         --          --         --

CLASS B
1999(g)                    $10.00        $(.06)        $.90        $.84         $--         $--       $--
2000(f)                     10.84         (.15)        (.43)       (.58)         --          --        --


+     Annualized
++ Net of expenses waived or assumed by the investment advisor. *Calculated without sales charges.
** Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to December 31, 1997, known as U.S.A.Mid-Cap Opportunity Fund.
(a)   For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c)   For the period November 1, 1997 to September 30, 1998.
(d)   For the fiscal year ended October 31.
(e) For the period January 12, 1995 (class B shares first offered) to October 31, 1995.
(f)   For the fiscal year ended September 30.
(g) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(h)   For the calendar year ended December 31.


                                  RATIOS / SUPPLEMENTAL DATA

                                                                   RATIO TO AVERAGE NET ASSETS
                                                                    BEFORE EXPENSES WAIVED OR
                                         RATIO TO AVERAGE                    ASSUMED
                                            NET ASSETS ++

                      NET ASSETS
 NET ASSET            END OF                                                            NET
   VALUE      TOTAL    PERIOD                            NET                        INVESTMENT   PORTFOLIO
  END OF     RETURN*   (IN                           INVESTMENT                       INCOME     TURNOVER
  PERIOD       (%)    MILLIONS)    EXPENSES (%)      INCOME (%)     EXPENSES (%)        (%)      RATE (%)
-----------------------------------------------------------------------------------------------------------

$  10.88      8.80      $ 59         1.75+            (.93) +         1.90+           (1.08) +        57
   10.38     (4.60)       75         1.62             (.76)           1.52             (.66)         178

$  10.84      8.40      $ 14         2.45 +          (1.63) +         2.60 +          (1.78) +        57
   10.26     (5.35)       18         2.32            (1.46)           2.22            (1.36)         178


                                                             GLOBAL FUND

                            ---------------------------------------------------------------------------------
                                                             PER SHARE DATA
                            ---------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS     LESS DISTRIBUTIONS FROM

                                                      NET
                                                   REALIZED
                            NET           NET         AND       TOTAL
                            ASSET       INVEST-   UNREALIZED    FROM           NET
                            VALUE        MENT        GAIN       INVEST        INVEST-     NET         TOTAL
                            BEGINNING   INCOME     (LOSS) ON    MENT-         MENT      REALIZED     DISTRI-
                            OF PERIOD   (LOSS)     INVESTMENTS OPERATIONS    INCOME      GAINS       BUTIONS
-------------------------------------------------------------------------------------------------------------

CLASS A
1995(h)..........            $5.84       .03           1.01        1.04         .04       .27          .31
1996(h)..........             6.57       .04            .91         .95         .04       .89          .93
1997(h)..........             6.59       .03            .50         .53         .03       .68          .71
1998(a)..........             6.41       .01           (.09)       (.08)         --       --            --
1999(f)...........            6.33        --           1.86        1.86          --       .08          .08
2000(f)...........            8.11      (.02)           .91         .89          --       .89          .89

CLASS B
1995(b)..........             5.76        .03          1.05        1.08         .03       .27          .30
1996(h)..........             6.54       (.01)          .88         .87         .02       .88          .90
1997(h)..........             6.51       (.01)          .49         .48          --       .68          .68
1998(a)..........             6.31       (.03)         (.09)       (.12)         --        --           --
1999(f)...........            6.19       (.04)         1.81        1.77          --       .08          .08
2000(f)                       7.88       (.07)          .88         .81          --       .89          .89

+     Annualized
++ Net of expenses waived or assumed by the investment advisor. *Calculated without sales charges.
** Prior to February 15, 1996, known as Made In The U.S.A. Fund, and prior to December 31, 1997, known as U.S.A. Mid-Cap Opportunity Fund.
(a)   For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c)   For the period November 1, 1997 to September 30, 1998.
(d)   For the fiscal year ended October 31.
(e)   For the period January 12, 1995 (class B shares first offered) to
      October 31, 1999.
(f)   For the fiscal year ended September 30.
(g) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(h)   For the calendar year ended December 31.


                                  RATIOS / SUPPLEMENTAL DATA

                                                                   RATIO TO AVERAGE NET ASSETS
                                                                    BEFORE EXPENSES WAIVED OR
                                         RATIO TO AVERAGE                    ASSUMED
                                            NET ASSETS ++

                      NET ASSETS
 NET ASSET            END OF                                                            NET
   VALUE      TOTAL    PERIOD                            NET                        INVESTMENT   PORTFOLIO
  END OF     RETURN*   (IN                           INVESTMENT                       INCOME     TURNOVER
  PERIOD       (%)    MILLIONS)    EXPENSES (%)      INCOME (%)     EXPENSES (%)        (%)      RATE (%)
-----------------------------------------------------------------------------------------------------------

   6.57       17.83      228         1.83               .55          N/A               N/A          47
   6.59       14.43      263         1.83               .50          N/A               N/A          73
   6.41        7.98      277         1.82               .41          N/A               N/A          70
   6.33       (1.25)     261         1.82+              .12+         N/A               N/A          82
   8.11       29.63      316         1.72              (.03)         N/A               N/A          92
   8.11       11.73      350         1.65              (.26)         N/A               N/A         102

   6.54       18.80        1         2.56+             (.19) +       N/A               N/A          47
   6.51       13.33        5         2.54              (.21)         N/A               N/A          73
   6.31        7.36       10         2.52              (.29)         N/A               N/A          70
   6.19       (1.90)      12         2.52+             (.58)         N/A               N/A          82
   7.88       28.78       18         2.42              (.73)         N/A               N/A          92
   7.80       10.99       26         2.35              (.96)         N/A               N/A         102

[FIRST INVESTORS LOGO]

TOTAL RETURN
GROWTH & INCOME

BLUE CHIP
UTILITIES INCOME
ALL-CAP GROWTH
MID-CAP OPPORTUNITY
SPECIAL SITUATIONS
FOCUSED EQUITY
GLOBAL

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER   MANUAL:   The   Shareholder   Manual   provides   more  detailed
information about the purchase, redemption and sale of the Funds' shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198 Telephone: 1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                                   (Investment  Company Act File
                                                   No:  First   Investors  Total
                                                   Return Fund  811-5690,  First
                                                   Investors   Growth  &  Income
                                                   Fund     811-6618,      First
                                                   Investors   Blue   Chip  Fund
                                                   811-5690,   First   Investors
                                                   Utilities     Income     Fund
                                                   811-6618,   First   Investors
                                                   All-Cap Growth Fund 811-6618;
                                                   First    Investors    Mid-Cap
                                                   Opportunity   Fund  811-6618,
                                                   First    Investors    Special
                                                   Situations   Fund   811-5690,
                                                   First    Investors    Focused
                                                   Equity Fund  811-6618,  First
                                                   Investors     Global     Fund
                                                   811-3169)

FIRST INVESTORS SERIES FUND II, INC.
      ALL-CAP GROWTH FUND
      FOCUSED EQUITY FUND
      GROWTH & INCOME FUND
      MID-CAP OPPORTUNITY FUND
      UTILITIES INCOME FUND
FIRST INVESTORS SERIES FUND
      BLUE CHIP FUND
      SPECIAL SITUATIONS FUND
      TOTAL RETURN FUND
FIRST INVESTORS GLOBAL FUND, INC.


95 Wall Street
New York, New York  10005
1-800-423-4026


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 26, 2001

      This is a Statement of Additional Information ("SAI") for FIRST INVESTORS SERIES FUND II, INC. ("SERIES FUND II"), FIRST INVESTORS SERIES FUND ("SERIES FUND") and FIRST INVESTORS GLOBAL FUND, INC. ("GLOBAL FUND"), each an open-end management investment company. SERIES FUND II offers five separate series, each of which has different investment objectives and policies: FIRST INVESTORS ALL-CAP GROWTH FUND ("ALL-CAP GROWTH FUND"), FIRST INVESTORS FOCUSED EQUITY FUND ("FOCUSED EQUITY FUND"), FIRST INVESTORS GROWTH & INCOME FUND ("GROWTH & INCOME FUND"), FIRST INVESTORS MID-CAP OPPORTUNITY FUND ("MID-CAP OPPORTUNITY FUND") and FIRST INVESTORS UTILITIES INCOME FUND ("UTILITIES INCOME FUND"). SERIES FUND offers five separate series, three of which are described in this SAI and each of which has different investment objectives and policies: FIRST INVESTORS BLUE CHIP FUND ("BLUE CHIP FUND"), FIRST INVESTORS SPECIAL SITUATIONS FUND ("SPECIAL SITUATIONS FUND") AND FIRST INVESTORS TOTAL RETURN FUND ("TOTAL RETURN FUND"). GLOBAL FUND offers one series. Each series is diversified, except FOCUSED EQUITY FUND, which is non-diversified. (Each series is referred to as a "Fund").



      This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectuses dated January 26, 2001, which may be obtained free of cost from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting a Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----
Investment Strategies and Risks.............................................   2
Investment Policies.........................................................  11
Futures and Options Strategies..............................................  21
Portfolio Turnover..........................................................  27
Investment Restrictions.....................................................  28
Directors/Trustees and Officers.............................................  38
Management..................................................................  40
Underwriter.................................................................  44
Distribution Plans..........................................................  45
Determination of Net Asset Value............................................  46
Allocation of Portfolio Brokerage...........................................  48
Purchase, Redemption and Exchange of Shares.................................  50
Taxes.......................................................................  50
Performance Information.....................................................  54
General Information.........................................................  59
Appendix A..................................................................  62
Appendix B..................................................................  65
Appendix C..................................................................  66
Financial Statements............................................              72
Shareholder Manual:  A Guide to your First Investors Mutual Fund Account.... 134

                         INVESTMENT STRATEGIES AND RISKS


ALL-CAP GROWTH FUND

      The Fund seeks its objective of long-term growth of capital by investing at least 80% of its assets in common stocks selected for their growth potential. The Fund may invest companies of any size, from larger, well-established companies to smaller, emerging growth companies, and may invest in both domestic and foreign securities. The Fund's subadviser, Wellington Management Company, LLP ("WMC" or "Subadviser") will manage the Fund using an investment team of three portfolio managers and dividing the Fund into three sub-portfolios by market capitalization - large, mid and small. Equity securities in which the Fund may invest include, in addition to common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks.

      Fund investments may also include foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. The Fund may also invest in foreign securities in the form of American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"), and passive foreign investment companies. See "Foreign Securities," "American Depository Receipts and Global Depository Receipts" and "Taxes," below. Securities of foreign companies carry additional risks including the risks of currency fluctuation, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

      When market conditions warrant, or when the Subadviser believes it is necessary to achieve the Fund's objective, the Fund may invest in fixed-income securities. The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations and corporate debt securities. In addition, the Fund may invest in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Group ("S&P") (including debt securities that have been downgraded), or if unrated, debt securities that are of comparable quality as determined by the Subadviser. Securities rated lower than BBB by S&P or BAA by Moody's, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Securities" and "Debt Securities," below, and Appendix A for a description of debt security ratings.

      The Fund may use futures, options and certain other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Fund will only engage in hedging techniques when hedging instruments are available at reasonable prices and the Fund believes the use of these instruments will benefit the Fund. There can be no assurance that hedging instruments will be available to the Fund. Moreover, the Fund may decide not to engage in hedging transactions even when hedging instruments are available at reasonable prices. Even if such instruments are used by the Fund, the Fund's performance could be worse than if the Fund had not used such instruments if the Subadviser's judgment proves incorrect. See "Futures, Options and Hedging Strategies," below.

      Although the Fund may borrow money in an amount equal to 33 1/3% of its total assets, it has no present intention of borrowing at that rate. The Fund will borrow only for temporary or emergency purposes. The Fund may make loans of portfolio securities, enter into repurchase agreements and invest in securities issued on a "when-issued" or delayed delivery basis. In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed-income securities or retained in cash or cash equivalents. The Fund may also invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. See "Restricted Securities and Illiquid Investments," below.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.


FOCUSED EQUITY FUND

      The Fund seeks its objective of capital appreciation by investing primarily in the equity securities of approximately 20 to 30 U.S. companies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

      The Fund invests in the stocks of companies it believes to be undervalued in the current market. The Fund generally seeks to buy stocks of companies that are involved in corporate or other events such as mergers, acquisitions, divestitures, financial restructurings, management reorganizations, stock buy-back programs and industry changes. In addition, the Fund looks for companies with proven management with a financial interest in the company under consideration, strong cash flows in excess of internal growth requirements, established franchises and the potential for at least 50% appreciation within two years. An investment in a company based on the occurrence of a corporate event is subject to the risk that the corporate event will not develop as favorably as expected or that the situation may deteriorate. For example, a merger with favorable implications may be blocked or an industrial development may not enjoy anticipated market acceptance. The Fund invests with a two-to-five year time horizon. It will generally sell a security even before this horizon expires if it reaches its target valuation, if the company's franchise value deteriorates to a point where it no longer generates superior cash flows, if an investment position reaches more than 12% of the Fund's total portfolio value through appreciation or if better investment opportunities are identified.

      The majority of the Fund's investments are expected to be securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, or securities that have an established over-the-counter ("OTC") market, although the depth and liquidity of the OTC market may vary from time to time and from security to security.

      The Fund may invest in the securities of foreign companies when they are linked to the U.S. companies it has identified as having investment potential; for example, it may invest in securities of foreign issuers that are involved in mergers with U.S. companies that are held in the Fund's portfolio. Such foreign investments usually will be in the form of American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below.


      When market conditions warrant, or when the Fund's Subadviser, Arnhold and
S. Bleichroeder, Inc. ("ASB" or "Subadviser") believes it is necessary to achieve the Fund's objective, the Fund may invest in fixed-income securities. The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. In addition, the Fund may invest in debt securities rated below Baa by Moody's or BBB by "S&P" (including debt securities that have been downgraded), or in unrated debt securities that are of comparable quality as determined by the Subadviser. Securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," "High Yield Securities," and Appendix A for a description of debt security ratings.


      Although the Fund may borrow money, it has no present intention of borrowing other than for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon securities and securities issued on a "when-issued" or delayed delivery basis. In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed-income securities or retained in cash or cash equivalents.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

GROWTH & INCOME FUND


      The Fund seeks its objective by investing, under normal market conditions, primarily in common stocks that offer at least 65% of its total assets in securities that provide the potential for capital growth, current income, or both.


      The Fund may also invest in convertible debt securities. The convertible debt securities in which the Fund may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. Although the Fund may invest up to 20% of its total assets in convertible debt securities rated below Baa by Moody's or BBB by S&P (so-called "junk bonds") (including convertible debt securities that have been downgraded), or in unrated convertible debt securities that are of comparable quality as determined by First Investors Management Company, Inc. ("FIMCO" or "Adviser"), it does not anticipate investing more than 5% of its total net assets in such securities in the coming year. Convertible debt securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," below, and Appendix A for a description of convertible debt security ratings.


      The Fund may also invest in the following instruments: money market instruments, including U.S. bank certificates of deposit, bankers' acceptances, commercial paper issued by domestic corporations and repurchase agreements; fixed income securities, including obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), including mortgage-backed securities, and corporate debt securities rated at least Baa by Moody's or BBB by S&P, commonly known as "investment grade securities" or unrated securities that are of comparable quality as determined by the Adviser; and common stock and securities convertible into common stock of companies that are not paying a dividend. It is the Fund's policy to attempt to sell, within a reasonable time period, a debt security which has been downgraded below investment grade (other than convertible debt securities, as previously discussed), provided that such disposition is in the best interests of the Fund and its shareholders. See "Debt Securities," below, and Appendix A for a description of corporate and convertible debt security ratings.


      Because the Fund invests in bonds and convertible debt securities, it is subject to interest rate risk. The market value of a bond or convertible debt security is affected by changes in interest rates. When interest rates rise, the market value of a bond declines. When interest rates decline, the market value of a bond increases. Generally, the longer a bond's maturity, the greater its sensitivity to interest rates. A bond's value can also be affected by changes in the credit rating of the financial condition of its issuer.

      The Fund's investments in bonds are also subject to the risk of default. This risk is greater in the case of its investments in high yield bonds. These bonds generally provide higher income in an effort to compensate investors for their higher risk of default (failure to make required interest or principal payments). High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, and companies which have elected to borrow heavily.

      Generally, the prices of equity securities could be affected by such factors as a change in a company's earnings, fluctuations in interest rates or changes in the rate of economic growth. To the extent the Fund invests in issuers with small capitalizations, the Fund would be subject to greater risk than may be involved in investing in companies with larger capitalizations. These securities generally include newer and less seasoned companies which are more speculative than securities issued by well-established issuers. Other risks may include less available information about the issuer, the absence of a business history or historical pattern of performance, as well as normal risks which accompany the development of new products, markets or services.


      The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ Stock Market ("NASDAQ"), either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities.


      Foreign securities, ADRs and GDRs involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below. While the Fund may enter into forward currency contracts to protect against uncertainty in the level of future exchange rates, it does not currently intend to use this authority. In any event, the Adviser will not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Futures and Options Strategies."

      The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets, make loans of portfolio securities and invest in securities issued on a "when-issued" or delayed delivery basis. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

MID-CAP OPPORTUNITY FUND

      The Fund seeks its objective of long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in common stocks of companies that have a medium market capitalization. The Fund seeks to invest in equity securities that the Adviser believes demonstrate outstanding growth records and potential based on the Adviser's fundamental analysis of the company. The companies in which the Fund invests will be primarily those with medium market capitalization (often known as "mid-cap"). The Fund defines mid-cap stocks as those with market capitalizations which fall within the range of those companies in the S&P 400 Mid-Cap Index. The market capitalizations of companies in the S&P 400 Mid-Cap Index will change with market conditions. Market capitalization is the total market value of a company's outstanding common stock. Growth equity securities tend to have above-average price to earnings ratios and less-than-average current yields compared to non-growth equity securities. The payment of dividend income will not be a primary consideration in the selection of equity investments.

      The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their earnings faster than the overall market. If expectations are not met, the prices of these stocks may decline drastically even if earnings do increase. Investments in growth companies may lack the dividend yield that can cushion stock prices in market downturns.

      The Fund may invest up to 35% of its total assets in small capitalization stocks, large capitalization stocks, U.S. Government Obligations, including mortgage-backed securities, and investment grade debt securities or unrated securities that are of comparable quality as determined by the Adviser, repurchase agreements, investment grade securities convertible into common stock, warrants to purchase common stock and zero coupon and pay-in-kind securities. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of its net assets and invest in securities issued on a "when-issued" or delayed delivery basis. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security that has been downgraded below investment grade. No more than 5% of the Fund's net assets will remain invested in such downgraded securities. See "Debt Securities," below, and Appendix A for a description of corporate bond ratings.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including U.S. Government Obligations, mortgage-backed securities, bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations.


      The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities.


      Foreign securities, ADRs and GDRs involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

UTILITIES INCOME FUND

      The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks and warrants to purchase common or preferred stocks. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

      The Fund defines utilities companies as those that are primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

      Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. The Fund has a policy to concentrate its investments in the securities of companies in the public utilities industry. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries."

      The Fund may invest up to 35% of its total assets in the following instruments: debt securities and common and preferred stocks of non-utilities companies; U.S. Government Obligations; mortgage-backed securities; cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities.

      The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

      The Fund may not invest more than 5% of its total assets in debt securities rated below Baa by Moody's or BBB by S&P (so called "junk bonds"). See "Debt Securities," below, and Appendix A for a description of corporate bond ratings. See "High Yield Securities."


      The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities.


Foreign securities, ADRs and GDRs involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

BLUE CHIP FUND

      The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed-income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

      The Fund defines Blue Chip companies as those companies that are in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies.

      The Fund primarily invests in stocks of growth companies. These are companies which are expected to increase their earnings faster than the overall market. If earnings expectations are not met, the prices of these stocks may decline substantially even if earnings do increase. Investments in growth companies may lack the dividend yield that can cushion stock prices in market downturns.

      The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's or BBB by S&P. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may enter into repurchase agreements and make loans of portfolio securities.


      The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities.


      Foreign securities, ADRs and GDRs involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

SPECIAL SITUATIONS FUND

      The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in the common stock of companies with small market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth. The Fund may invest up to 35% of its total assets in other common stocks and in preferred stock that is convertible into common stock issued by U.S. corporations, and in the common stock of companies located outside the United States, including companies with larger market capitalization if the Fund determines that they present good opportunities for growth.

      The Fund seeks to invest in the common stock of companies that the Adviser believes are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (I.E., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small market capitalizations (often knows as "small-cap." The Fund defines small-cap stocks as those with market capitalizations which fall within the range of those companies in the S&P 600 Small-Cap Index. The market capitalizations of companies in the S&P 600 Small-Cap Index will change with market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

      Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Securities of these companies may have more potential for growth but also greater risk than that normally associated with larger, older or better-known companies.

      Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. These include the equity securities of companies which represent new or changing industries and those which, in the opinion of the Adviser, represent special situations, the potential future value of which has not been fully recognized. Growth securities of companies with small market capitalizations which represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance or a bankruptcy may not be as profitably resolved as had been expected. Because the securities of most companies with small market capitalizations are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

      The majority of the Fund's investments are expected to be securities of U.S. issuers that are traded on a U.S. securities exchange, or in the OTC market. The depth and liquidity of the market for small-cap stocks may vary from time to time and from security to security.


      The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities.


      Foreign securities, ADRs and GDRs involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below.

      The Fund may invest up to 5% of its total assets in the securities of other registered investment companies. Such investments will probably involve additional advisory or distribution fees. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and enter into repurchase agreements.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

TOTAL RETURN FUND

      The Fund seeks its objective by employing a flexible investment strategy which emphasizes investments in stocks, bonds and money market instruments. Under normal market conditions, the Fund will have at 25% of total assets invested in bonds, cash and cash equivalents, and at least 50% in equities. On a regular basis, the Fund reviews and determines whether to adjust its asset allocations based upon its views on market conditions, the relative values of the asset classes and economic trends. The Fund may invest in domestic and foreign common stocks and other equity securities, such as preferred stocks, securities convertible into common stocks and warrants to purchase common stock. The Fund also may invest in debt securities, including money market instruments (consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities), municipal bonds rated Baa or better by Moody's or BBB or better by S&P and corporate and foreign debt securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, enter into repurchase agreements and make loans of portfolio securities. The Fund may invest up to 5% of its net assets in zero coupon and pay-in-kind securities and may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis. No more than 25% of the Fund's net assets may be invested in corporate debt securities and municipal bonds rated below Baa by Moody's or BBB by S&P. See "High Yield Securities" and Appendix A for a description of corporate and municipal bond ratings.

      The equity securities in which the Fund generally invests include both growth and value equity securities. Growth equity securities include securities of seasoned companies, I.E., companies with above-average earnings growth as compared to the average of the stocks in the S&P 500, other companies which the Adviser believes demonstrate changing or accelerating growth profiles and smaller companies with outstanding growth records and potential based on the Adviser's fundamental analysis of the company. Growth equity securities tend to have above-average price to earnings ratios and less-than-average current yields as compared to other equity securities. Value equity securities tend to have below average price to earnings ratios, low price to book value and potentially high current yields.

      The majority of the Fund's equity investments are expected to be securities listed on the NYSE other national securities exchanges or securities that have an established OTC market, although the depth and liquidity of the OTC market may vary from time to time and from security to security. The Fund may invest in newer and less seasoned companies with small to medium market capitalizations. The Fund's ability to invest in unseasoned companies with above-average earnings growth, other companies with changing or accelerating growth profiles and smaller companies with outstanding growth records and potential subjects the Fund to greater risk than may be involved in investing in securities which are not selected for such growth characteristics.


      The Fund may invest without limitation in securities of foreign companies that are U.S. dollar denominated and listed and traded on a U.S. securities exchange, or the NASDAQ, either directly or through depository receipts. Although the Fund may also invest in securities of foreign companies that are denominated in foreign currencies or that are not listed or traded on a U.S. securities exchange or the NASDAQ, it will not invest more than 5% of its total assets in such securities.


      Foreign securities, ADRs and GDRs involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below. While the Fund may enter into forward currency contracts to protect against uncertainty in the level of future exchange rates, it does not currently intend to use this authority. In any event, the Adviser will not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Futures and Options Strategies."

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

GLOBAL FUND

      The Fund, under normal market conditions, invests in common stocks, preferred stocks and bonds and other debt obligations issued by companies or governments of at least three countries, including the United States. Currently, the Fund primarily is invested in common stocks. The emphasis is on high-quality, medium to large capitalization companies with an established market throughout the world and the United States, with opportunistic investment in smaller companies and/or emerging markets. Investments in foreign markets involve special risks and considerations which are in addition to the usual risks inherent in domestic investments. See "Foreign Securities," below.

      The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 10% of the value of its net assets may be invested in such securities with a limited trading market. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange. The Fund will invest in debt securities rated in the three highest rating categories by either Moody's or S&P or, if unrated, determined to be of comparable quality by Wellington Management
Company, LLP ("WMC" or the "Subadviser"). See Appendix A for a description of such bond ratings.

      The Fund may invest in securities convertible into common stocks, preferred stocks, warrants and repurchase agreements and may purchase securities on a when-issued or delayed delivery basis. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government obligations and cash equivalents denominated in U.S. dollars.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

                               INVESTMENT POLICIES

      AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. Each Fund may invest in ADRs and GDRs. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. While ADRs are not considered by the Fund to be foreign securities, ADRs are subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

      GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Like ADRs, GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of certain investment limitations, GDRs are considered to be foreign securities by the Funds.

      BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $500 million.


      COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper is a promissory issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P.


      CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser or, in the case of Focused Equity Fund and Global Fund, their respective Subadviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.

      DEBT SECURITIES. Each Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. GLOBAL FUND may invest in debt securities that, at the time of purchase, are rated in the three highest rating categories by at least one nationally recognized statistical rating organization rating that security, such as S&P and Moody's, or, if unrated, deemed to be of comparable quality by its Subadviser. The Adviser or, for Focused Equity Fund and GLOBAL FUND, their respective Subadviser, continually monitor the investments in each Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security that has been downgraded.

      FOREIGN GOVERNMENT OBLIGATIONS. GLOBAL FUND and TOTAL RETURN FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

      FOREIGN SECURITIES. Each Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. The Funds currently do not intend to hedge their foreign investments against the risk of foreign currency fluctuations. Accordingly, changes in the value of foreign currencies can significantly affect the Fund's share price, irrespective of developments relating to the issuers of securities held by the Fund. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.


      ALL-CAP GROWTH FUND, GLOBAL FUND and FOCUSED EQUITY FUND may also invest in the securities of issuers in less developed foreign countries. Each Fund's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      HIGH YIELD SECURITIES-RISK FACTORS. ALL-CAP GROWTH FUND, BLUE CHIP FUND, FOCUSED EQUITY FUND, TOTAL RETURN FUND, UTILITIES INCOME FUND and GROWTH & INCOME FUND may invest in high yield, high risk securities (commonly referred to as "junk bonds") ("High Yield Securities"). High Yield Securities are subject to greater risks than those that are present with investments of higher grade securities, as discussed below. These risks also apply to lower-rated and certain unrated convertible securities.


            EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

            Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.


            THE HIGH YIELD SECURITIES MARKET. At times in the past, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.


            CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

            LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.


            The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board of Directors or Trustees, as applicable (hereinafter referred to as the "Board" or "Directors") to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

      LOANS OF PORTFOLIO SECURITIES. While they have no present intention of doing so, ALL-CAP GROWTH FUND, GROWTH & INCOME FUND, UTILITIES INCOME FUND, GLOBAL FUND, BLUE CHIP FUND, FOCUSED EQUITY FUND and TOTAL RETURN FUND may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.


      MORTGAGE-BACKED SECURITIES. BLUE CHIP FUND, FOCUSED EQUITY FUND, TOTAL RETURN FUND, GROWTH & INCOME FUND, UTILITIES INCOME FUND and MID-CAP OPPORTUNITY FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to a Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

      Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities by changing the rates at which homeowners refinance mortgages. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

            GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. In the case of GNMA Certificates, principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

            GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

            LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

            YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

            FHLMC  SECURITIES.   The  Federal  Home  Loan  Mortgage  Corporation
("FHLMC")  issues  two  types  of  mortgage  pass-through  securities,  mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

            FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

            Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.


      MUNICIPAL BONDS. Each Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, generally to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. Distributions of interest income from municipal bonds in the Fund's portfolio will be taxable to shareholders the same as distributions of interest income from other securities held by the Fund. See "Taxes."


      PREFERRED STOCK. Each Fund may invest in preferred stock. A preferred stock is a security which has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. The GLOBAL FUND currently is the only Fund that intends to use this authority. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. None of the Funds may purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

      Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.


      OTC options and their underlying collateral are also considered illiquid investments. ALL-CAP GROWTH FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, FOCUSED EQUITY FUND and TOTAL RETURN FUND may invest in OTC options. FOCUSED EQUITY FUND currently is the only Fund that intends to use this authority. The assets used as cover for OTC options written by a Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option

      U.S. GOVERNMENT OBLIGATIONS. ALL-CAP GROWTH FUND, BLUE CHIP FUND, TOTAL RETURN FUND, GROWTH & INCOME FUND, FOCUSED EQUITY FUND, GLOBAL FUND and

UTILITIES INCOME FUND may invest in U.S. Government Obligations. U.S. Government Obligations include: (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FMHA and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      UTILITIES INDUSTRIES. UTILITIES INCOME FUND invests primarily in utilities companies. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations.


      In recent years, regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating new areas of competition with the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utilities services to become a significant part of the utilities industries. The Adviser believes that the emergence of competition and deregulation will result in certain utilities companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

      Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies. Although the Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the Fund will benefit from any such changes.

      Foreign utilities companies may be more heavily regulated than U.S. utilities companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utilities companies also have lower dividend yields than U.S. utilities companies. The Fund's investments in foreign issuers may include recently privatized enterprises, in which the Fund's participation may be limited or otherwise affected by local law. There can e no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.

      Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

      Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.


      WARRANTS. Each Fund may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

      WHEN-ISSUED SECURITIES. ALL-CAP GROWTH FUND, GROWTH & INCOME FUND, UTILITIES INCOME FUND and TOTAL RETURN FUND may each invest up to 10%, and MID-CAP OPPORTUNITY FUND, FOCUSED EQUITY FUND and GLOBAL FUND may each invest up to 5%, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. ALL-CAP GROWTH FUND, MID-CAP OPPORTUNITY FUND, FOCUSED EQUITY FUND, UTILITIES INCOME FUND and TOTAL RETURN FUND may each invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay "interest" through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.


                         FUTURES AND OPTIONS STRATEGIES


      GLOBAL FUND and FOCUSED EQUITY FUND are the only Funds that currently anticipate using financial futures, options or forward currency contracts as part of their investment strategies. Focused Equity Fund engages in such strategies relatively infrequently and over relatively short periods of time. Moreover, it is anticipated that any strategy that Focused Equity Fund may decide to employ will most likely be effected by buying puts on the overall market or an index, such as puts on the Standard & Poor's 500 Composite Stock Price Index. Other Funds that are authorized to purchase and sell futures and option contracts but at this time have no intention of doing so for the coming year include: UTILITIES INCOME FUND and TOTAL RETURN FUND which may purchase and sell futures contracts and options on futures contracts to hedge their portfolios, and UTILITIES INCOME FUND, BLUE CHIP FUND, and TOTAL RETURN FUND which may purchase and sell options on securities and indices to enhance income.


      Certain special characteristics of and risks associated with using these instruments are discussed below. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the Commodities Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments will be limited by tax considerations. See "Taxes."

      To the extent that they participate in the options or futures markets, the Funds will incur investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If the Adviser's or a Subadviser's, as applicable, prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Funds may leave the Funds in a worse position than if such strategies were not used. The Funds might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Adviser's or Subadviser's, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

      FUTURES AND OPTIONS ON FUTURES STRATEGIES. Each Fund may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may then be purchased in a orderly fashion. Further, stock index futures contracts and options thereon may be purchased to maintain a desired percentage of the Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure. When the Fund purchases a stock index futures contract on foreign stocks, an accompanying foreign currency forward or foreign currency futures contract is executed to provide the same currency exposure that would result from directly owning the underlying foreign stocks. Failure to obtain such currency exposure would constitute a hedge back into U.S. dollars with respect to such index futures positions. The value of the Fund's futures positions shall not exceed 5% of the total assets in the Fund's portfolio.

      SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected and amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

      Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

      Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options. Although a Fund intends to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

      Options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements, In addition, although the maximum amount at risk when s Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to s Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.

      A Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

      SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency. In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.


      Options on foreign currency futures contracts may involve certain additional risks. Trading of such options is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.


      FUTURES GUIDELINES. To the extent that a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio.

      COVER FOR FUTURES AND OPTIONS STRATEGIES. No Fund will use leverage in its futures and options strategies. No Fund will write options or purchase or sell futures contracts unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures contracts or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations. A Fund will comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

      SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

      The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

      Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

      A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      Index options are settled exclusively in cash. If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

      A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.


      FORWARD CURRENCY CONTRACTS STRATEGIES. Each Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. GLOBAL FUND currently is the only Fund that intends to use this authority in the coming year. The Funds will not speculate with forward currency contracts or foreign currency exchange rates.

      While the Global Fund generally does not attempt to hedge its foreign security holdings against the risk of changes in foreign currency exchange rates, it will use forward currency contracts to hedge cash positions during the settlement of transactions and in between transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. When the Fund uses foreign currency contracts in connection with stock index futures contracts, as noted previously it is doing so to replicate the experience of owning the foreign securities and not to hedge against foreign currency fluctuations.


      The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs. Unless a Fund's obligations under a forward contract are covered with positions in securities, currencies or other forward contracts, a Fund will enter into a forward contract only if the Fund maintains cash or liquid assets in a segregated account in an amount not less than the value of a Fund's total assets committed to the consummation of the contract, as marked to market daily.

      At or before the maturity date of a forward contract requiring a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

                               PORTFOLIO TURNOVER

      Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."


    For the fiscal year ended September 30, 1999, the portfolio turnover rate for GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND, GLOBAL FUND and FOCUSED EQUITY FUND was 112%, 171%, 65%, 97%, 132%, 127%, 92% and 57%, respectively. For the fiscal year ended September 30, 2000, the portfolio turnover rate for GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND GLOBAL FUND AND FOCUSED EQUITY FUND was 142%, 180%, 46%, 125%, 161%, 118%, 102% and 178%, respectively.


                             INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund, voting separately from any other Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by each Fund at the time it purchases any security.



      THE ALL-CAP GROWTH FUND will not:


      (1) Borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets including the amount borrowed less liabilities (other than borrowings).

      (2) Issue senior securities, except as permitted under the 1940 Act.

      (3) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (4) Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate, securities of companies that invest or deal in real estate and publicly traded securities or real estate investment trusts.

      (5) Make loans, except as permitted under the 1940 Act.

      (6) Concentrate its investments in any particular industry.

      (7) Buy or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

      The following investment restriction is not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Subadviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board.

      FOCUSED EQUITY FUND will not:

      (1) Borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets including the amount borrowed less liabilities (other than borrowings).

      (2) Issue senior securities, except as permitted under the 1940 Act.

      (3) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (4) Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate, securities of companies that invest or deal in real estate and publicly traded securities or real estate investment trusts.

      (5) Make loans, except as permitted under the 1940 Act.

      (6) Concentrate its investments in any particular industry.

      (7) Buy or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

      The following investment restriction is not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's Subadviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation. The Fund's Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board.

      GROWTH & INCOME FUND will not:
      --------------------

      (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of such assets would then be invested in securities of a single issuer.

      (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).


      (4) Concentrate its investments in any particular industry. (At present, it is the Fund's understanding that the Staff of the SEC interprets concentration to mean investing 25% or more of the Fund's total assets (taken at current value) in a single industry.).

      (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (6) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

      (7) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (8) Make loans, except loans of portfolio securities and repurchase agreements.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      (2) Make investments for the purpose of exercising control or management.

      (3) Purchase any securities on margin.

      (4) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of SERIES FUND II, as principals.

      MID-CAP OPPORTUNITY FUND will not:
      ------------------------

      (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (a) as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer, or (b) 25% or more of the Fund's total assets would be invested in a single industry.

      (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (4) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (5) Buy or sell commodities or commodity contracts, including futures contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

      (6) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

      (7)  Make investments for the purpose of exercising control or management.

      (8)  Purchase any securities on margin.

      (9)  Make loans, except through repurchase agreements.

      (10) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of SERIES FUND II, as principals.

      (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of SERIES FUND II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      (2)  Write,  purchase   or  sell  options  (puts,  calls  or  combinations
thereof).

      UTILITIES INCOME FUND will not:
      ---------------------

      (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

      (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (4) Concentrate its investments in any particular industry, except that the Fund may concentrate its investments in securities of companies in the public utilities industry.

      (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (6) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts, securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

      (7) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (8)  Make investments for the purpose of exercising control or management.

      (9) Purchase any securities on margin, except the Fund may make deposits of margin in connection with futures contracts and options.

      (10) Make loans, except loans of portfolio securities and repurchase agreements.

      (11) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of SERIES FUND II, as principals.

      (12) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of SERIES FUND II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      (2) Make short sales of securities, except short sales "against the box."

      BLUE CHIP FUND will not:
      --------------

      (1)   Make short sales of securities to maintain a short position.

      (2) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

      (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

      (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (2) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

      (5) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (6) Pledge, mortgage or hypothecate any of its assets except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

      (7) Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

      (8) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (9)  Make investments for the purpose of exercising control or management.

      (10) Purchase any securities on margin.

      (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

      (12) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restriction is not fundamental and may be changed without shareholder approval. The investment restriction provides that the Fund will not:

      Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      SPECIAL SITUATIONS FUND will not:
      -----------------------

      (1) Make short sales of securities "against the box" in excess of 10% of the Fund's total assets.

      (2) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      (3) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

      (4) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (6) Buy or sell commodities or commodity contracts including futures contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and interests in real estate investment trusts.

      (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (8)  Make investments for the purpose of exercising control or management.

      (9)  Purchase any securities on margin.

      (10) Make loans, except through repurchase agreements.

      (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

      (12) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

      (2) Write, purchase or sell options (puts, calls or combinations thereof).

      TOTAL RETURN FUND will not:
      -----------------

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2)   Issue senior securities.

      (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

      (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

      (5) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (6) Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, including limited partnership interests.

      (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (8)  Make investments for the purpose of exercising control or management.

      (9) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

      (10) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) Enter into futures contracts or options on futures contracts for non-bona fide hedging purposes if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets;

provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      GLOBAL FUND will not:
      -----------

      (1) Borrow money, except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

      (2) Make loans to other persons, except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's total assets. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan. This restriction is not intended to prohibit the Fund from investing in repurchase agreements.

      (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (4)   Invest more than 15% of the value of its total assets in warrants.

      (5) Invest more than 25% of the value of its total assets in securities of foreign issuers, other than American Depository Receipts, that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of the value of its assets in securities with a limited trading market.

      (6) Invest 25% or more of the value of its total assets in a particular industry at one time. The Fund, however, is not limited in the amount of its total assets that may be invested in any particular country.

      (7) Underwrite securities of other issuers, except to the extent that the purchase and sale of restricted securities may be deemed to be underwriting.

      (8) Purchase or sell real estate, commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable, and may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.

   (9)  Invest in companies for the purpose of exercising control or management.

   (10) Purchase any securities on margin or sell any securities short, except to make margin deposits in connection with the use of options, futures contracts and options on futures contracts.

   (11) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and, together such officers and Directors own more than 5% of the securities of such issuer.

      (12) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

      (13) Buy or sell puts, calls, straddles or spreads, except with respect to options on securities, securities indices and foreign currencies or on futures contracts.

      (14) Issue senior securities.

      (15) Invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.

      (16) Invest in securities of other domestic investment companies, except in connection with a merger of another investment company, although the Fund may purchase the securities of foreign investment companies or investment trusts in the open market where no commissions or profits accrue to a sponsor or dealer other than customary broker's commission, provided such securities do not have an aggregate value (at cost) of more than 10% of the value of the Fund's total net assets. Investment in securities of other investment companies may cause a duplication of management and/or advisory fees.

      The following investment restrictions are not fundamental and may be changed without prior shareholder approval. These restrictions provide that the Fund may not.

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

                         DIRECTORS/TRUSTEES AND OFFICERS

      The following table lists the Directors/Trustees and executive officers of SERIES FUND II, SERIES FUND and GLOBAL FUND, their business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.


GLENN O. HEAD*+ (75), President and Director/Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Asset Management Company, Inc. ("FIAMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (45), Director/Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC; President, EIMCO; President, Director, and Chief Executive Officer, EIC.

JAMES J. COY (86), Emeritus Director/Trustee, 90 Buell Lane, East Hampton, N.Y. 11937. Retired, formerly Senior Vice President, James Talcott, Inc. (Financial Institution).

ROBERT GROHOL** (68), Director/Trustee , 263 Woodland Road, Madison, NJ 07940. Retired; formerly Senior Vice President, Beneficial Management Corporation of America's Gulf Coast, Northwest, and Southern groups.

LARRY R. LAVOIE* (53), Director/Trustee. Assistant Secretary, ADM, EIC, EIMCO, FIAMCO, FICC and FIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (78), Director/Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN** (79), Director/Trustee, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

JAMES M. SRYGLEY** (68), Director/Trustee, 39 Hampton Road, Chatham, NJ 07928. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (68), Director/Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (71), Director/Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (43), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO, EIMCO and FIAMCO.

CONCETTA DURSO (65), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

PATRICIA D. POITRA (45), Vice President, FIRST INVESTORS SERIES FUND and FIRST INVESTORS SERIES FUND II. Vice President, First Investors U.S. Government Plus Fund; Director of Equities, FIMCO.

CLARK D. WAGNER (41), Vice President, FIRST INVESTORS SERIES FUND, First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.

DENNIS FITZPATRICK (42), Vice President, FIRST INVESTORS SERIES FUND and FIRST INVESTORS SERIES FUND II; Portfolio Manager, FIMCO.

NANCY W. JONES (56), Vice President, FIRST INVESTORS FUND FOR INCOME INC., FIRST INVESTORS SPECIAL BOND FUND INC., First Investors Asset Management Company, Inc.; Portfolio Manager, FIMCO.

GEORGE V. GANTER (48), Vice President, FIRST INVESTORS SERIES FUND AND First Investors Asset Management Company, Inc.; Portfolio Manager, FIMCO.

------------------------------
*These Directors/Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
** These Directors/Trustees are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.


      As of December 31, 2000, the Directors/Trustees and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.

      All of the officers and Directors/Trustees, except for Ms. Poitra and Mr. Wagner, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First
Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Federal Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

      The following table lists compensation paid to the Directors/Trustees of each Fund for the fiscal year ended September 30, 2000.



                                                                           TOTAL
                                                                           COMPENSATION
                                                                           FROM FIRST
                     AGGREGATE          AGGREGATE        AGGREGATE         INVESTORS
                     COMPENSATION       COMPENSATION     COMPENSATION      FAMILY OF
                     FROM               FROM             FROM              FUNDS PAID TO
DIRECTOR             SERIES FUND II**   SERIES FUND**+   GLOBAL FUND**     DIRECTOR++
--------             ----------------   --------------   -------------     ----------

James J. Coy*                   $0                 $0              $0     $0
Glenn O. Head                   $0                 $0              $0     $0
Kathryn S. Head                 $0                 $0              $0     $0
Larry R. Lavoie                 $0                 $0              $0     $0
Rex R. Reed                 $7,500             $7,000          $2,400     $45,380
Herbert Rubinstein          $7,500             $7,000          $2,400     $45,380
Nancy Schaenen***           $5,450             $5,200           $1800     $33,910
James M. Srygley            $7,500             $7,000          $2,400     $45,380
John T. Sullivan                $0                 $0              $0     $0
Robert F. Wentworth         $7,500             $7,000          $2,400     $45,380
Robert Grohol***            $2,050             $1,800            $600     $11,470



-------------------
* On March 27, 1997, Mr. Coy resigned as a Director of the Funds. Mr. Coy currently serves as an emeritus Director.
** Compensation to officers, interested Directors of the Funds and the emeritus Director is paid by the Adviser.
*** On June 30, 2000, Ms. Schaenen resigned as a Director of the Funds. Ms. Schaenen was replaced by Mr. Robert Grohol.
+ Does not include compensation with respect to the Insured Intermediate Tax Exempt Fund.
++ The First Investors Family of Funds consist of 15 separate registered investment companies. The total compensation shown in this column is for the twelve month period ended September 30, 2000.

                                   MANAGEMENT

      ADVISER. Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by each Fund's Board, including a majority of the Directors who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of each Fund.

      Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Directors. The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. An Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

      Under the Advisory Agreements, each Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:




FOCUSED EQUITY FUND, GROWTH & INCOME FUND, UTILITIES INCOME FUND, AND THE ALL-CAP GROWTH FUND


                                                                  Annual
AVERAGE DAILY NET ASSETS                                           RATE
------------------------                                          ------
Up to $300 million..........................................       0.75%
In excess of $300 million up to $500 million................       0.72
In excess of $500 million up to $750 million................       0.69
Over $750 million...........................................       0.66

                                   GLOBAL FUND

                                                                  Annual
AVERAGE DAILY NET ASSETS                                           RATE
------------------------                                          ------
Up to $250 million..........................................        1.00%
In excess of $250 million up to $500 million................        0.97
In excess of $500 million up to $750 million................        0.94
Over $750 million...........................................        0.91

BLUE CHIP FUND, TOTAL RETURN FUND, MID-CAP OPPORTUNITY FUND, AND SPECIAL SITUATIONS FUND



                                                                  Annual
AVERAGE DAILY NET ASSETS                                           RATE
------------------------                                          ------
Up to $200 million..........................................        1.00%
In excess of $200 million up to $500 million................        0.75
In excess of $500 million up to $750 million................        0.72
In excess of $750 million up to $1.0 billion................        0.69
Over $1.0 billion...........................................        0.66



      The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to each Fund for the fiscal years ended September 30, 1998, September 30, 1999, and September 30, 2000.




                                   FISCAL YEAR ENDED 9/30/98
                                   -------------------------
                              ADVISORY    ADVISORY
                                FEES       FEES         EXPENSES
                                PAID      WAIVED       REIMBURSED
                                ----       ------      ----------
MID-CAP OPPORTUNITY FUND    $243,554       $81,184         $35,000
GROWTH & INCOME FUND       1,931,302             0               0
UTILITIES INCOME FUND        886,819             0               0
BLUE CHIP FUND             2,447,114       375,000               0
SPECIAL SITUATIONS FUND    1,215,398       375,000               0
TOTAL RETURN FUND            422,293       140,764               0
GLOBAL FUND                2,298,343             0               0



                                   FISCAL YEAR ENDED 9/30/99
                                   -------------------------
                              ADVISORY    ADVISORY
                                FEES        FEES         EXPENSES
                                PAID       WAIVED       REIMBURSED
                                ----      -------       ----------

FOCUSED EQUITY FUND         $208,003            $0         $41,267
MID-CAP OPPORTUNITY FUND     364,319       121,439               0
GROWTH & INCOME FUND       3,035,400             0               0
UTILITIES INCOME FUND      1,181,599             0               0
BLUE CHIP FUND             3,881,685       501,256               0
SPECIAL SITUATIONS FUND    1,534,162       494,988               0
TOTAL RETURN FUND            702,691       234,230               0
GLOBAL FUND                3,222,946             0               0

                                   FISCAL YEAR ENDED 9/30/00
                                   -------------------------
                              ADVISORY FEES      ADVISORY FEES
                              PAID               WAIVED
                              ----               ------

FOCUSED EQUITY FUND                $700,304                       $0
MID-CAP OPPORTUNITY FUND         $1,017,016                 $254,259
GROWTH & INCOME FUND             $4,119,353                       $0
UTILITIES INCOME FUND            $1,512,689                       $0
BLUE CHIP FUND                   $4,991,134                       $0
SPECIAL SITUATIONS FUND          $1,981,632                 $498,634
TOTAL RETURN FUND                   924,415                 $308,139
GLOBAL FUND                       3,806,620                       $0


      The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Michael Deneka, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner, and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

      Prior to January 1, 1998, Wellington Management Company, LLP was the subadviser to GROWTH & INCOME FUND.


      SUBADVISERS.
      -----------

      (a)   ALL-CAP GROWTH FUND:

      Wellington Management Company, LLP has been retained by the Adviser and ALL-CAP GROWTH FUND as the investment subadviser to the All-Cap Growth Fund under a subadvisory agreement dated October 11, 2000 ("Subadvisory Agreement"). The Subadvisory Agreement provides that it will continue for a period or more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the Subadviser upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Under the Subadvisory Agreement, the Adviser will pay to the Subadviser a fee at an annual rate of 0.40% of the average daily net assets of the Fund up to an including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, and 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.20% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly.

      The Fund bears all expenses of its operations other than those assumed by the Adviser or its underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee;

shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      b)    GLOBAL FUND:



      Wellington Management Company, LLP has been retained by the Adviser and GLOBAL FUND as the investment subadviser to GLOBAL FUND under a subadvisory agreement dated June 13, 1994 ("Global Subadvisory Agreement"). The Global Subadvisory Agreement was approved by the Board of Directors of the Fund, including a majority of Independent Directors in person at a meeting called for such purpose and by a majority of the shareholders of the GLOBAL FUND.


      The Global Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either GLOBAL FUND's Board of Directors or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. The Global Subadvisory Agreement provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by GLOBAL FUND's Board of Directors or a vote of a majority of the outstanding voting securities of the Fund or by the Subadvisor upon not more than 60 days' n or less than 30 days' written notice. The Global Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Global Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


      Under the Global Subadvisory Agreement, the Adviser will pay to the Subadviser a fee at an annual rate of 0.400% of the average daily net assets of GLOBAL FUND up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly. For the fiscal years ended September 30, 1998, 1999 and 2000, the Adviser paid the Subadviser fees of $623,514, $865,453, and $1,004,606, respectively.


      (c)   FOCUSED EQUITY FUND


      ASB has been retained by the Adviser and the FOCUSED EQUITY FUND as the Subadviser to the Fund under a subadvisory agreement dated March 8, 1999 ("Focused Subadvisory Agreement"). The Focused Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. The Focused Subadvisory Agreement provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by ASB upon not more than 60 days' nor less than 30 days' written notice. The Focused Subadvisory Agreement provides that ASB will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Focused Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties.


      Under the Focused Subadvisory Agreement, the Adviser will pay to ASB a fee at an annual rate of 0.40% of the average daily net assets of the Fund up to and including $100 million; 0.275% of the average daily net assets in excess of $100 million up to and including $500 million, and 0.20% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly. For the fiscal years ended September 30, 1999 and 2000, the Adviser paid ASB fees of $110,689 and $392,783, respectively.


      Each Fund bears all expenses of its operations other than those assumed by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

                                   UNDERWRITER


      SERIES  FUND  II,  SERIES  FUND  and  GLOBAL  FUND  have  entered  into an
Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was approved by each Fund's Board, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

      For the fiscal year ended September 30, 1998, FIC received underwriting commissions with respect to GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND and GLOBAL FUND of $3,063,270, $583,003, $766,650, $2,563,743, $1,334,822,
$398,189, and $814,076, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $12,781 with respect to GROWTH & INCOME FUND, $3,970 with respect to MID-CAP OPPORTUNITY FUND, $1,729 with respect to UTILITIES INCOME FUND, $10,859 with respect to BLUE CHIP FUND, $8,944 with respect to SPECIAL SITUATIONS FUND, $472 with respect to TOTAL RETURN FUND and $2,883 with respect to GLOBAL FUND.

      For the fiscal year ended September 30, 1999, FIC received underwriting commissions with respect to FOCUSED EQUITY FUND, GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND AND GLOBAL FUND of $1,836,071, $3,968,945, $464,848, $1,022,719, $2,836,749, $1,087,759, $893,930, and $850,537, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $1,570 with respect to FOCUSED EQUITY FUND, $19,863 with respect to GROWTH & INCOME FUND, $2,626 with respect to MID-CAP OPPORTUNITY FUND, $2,782 with respect to UTILITIES INCOME FUND, $18,643 with respect to BLUE CHIP FUND, $1,254 with respect to SPECIAL SITUATIONS FUND, $0 with respect to TOTAL RETURN FUND and $1,296 with respect to GLOBAL FUND.



      For the fiscal year ended September 30, 2000, FIC received underwriting commissions with respect to FOCUSED EQUITY FUND, GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND and GLOBAL FUND of $1,379,490, $3,870,753, $1,907,532, $1,447,756, $4,102,228, $1,564,579, $905,408, and $1,376,222. For the same period, FIC allowed to unaffiliated dealers an additional $1,001 with respect to FOCUSED EQUITY FUND, $9,332 with respect to GROWTH & INCOME, $8,141 with respect to MID-CAP OPPORTUNITY FUND, $2,607 with respect to UTILITIES INCOME FUND, $12,973 with respect to BLUE CHIP FUND, $3,207 with respect to SPECIAL SITUATIONS FUND, $2,818 with respect to TOTAL RETURN FUND, and $2,554 with respect to GLOBAL FUND.


                               DISTRIBUTION PLANS

      As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by SERIES FUND II, SERIES FUND and GLOBAL FUND pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class A Plan is a compensation plan except for the Global Fund Class A Plan which is a reimbursement plan. Each Class B Plan is a compensation plan.

      Each Plan was approved by each Fund's Board, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect from year to year, with respect to a Fund, as long as its continuance is approved annually by either the Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors then in office.

      Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of such Fund may not be instituted without the approval of the outstanding voting securities of the class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

      In adopting each Plan, the Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Board believes that the amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

      In reporting amounts expended under the Plans to the Directors, in the event tht the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.


      For the fiscal year ended September 30, 2000, ALL-CAP GROWTH FUND, FOCUSED EQUITY Fund, GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND AND GLOBAL FUND paid $225,891, $1,390,062, $258,342, $523,264, $1,738,487, $710,978, $330,119
and $1,083,509, respectively, in fees pursuant to the Class A Plan. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                       COMPENSATION TO      COMPENSATION TO      COMPENSATION TO
FUND                    UNDERWRITER           DEALERS            SALES PERSONNEL
----                    -----------           -------            ---------------


FOCUSED EQUITY FUND        $206,228                 $9                   $19,654
GROWTH & INCOME FUND       $890,960             $1,899                  $497,203
MID-CAP OPPORTUNITY FUND   $164,256               $547                   $93,539
UTILITIES INCOME FUND      $332,201               $301                  $190,762
BLUE CHIP FUND           $1,121,634             $1,687                  $605,166
SPECIAL SITUATIONS FUND    $453,190            $14,890                  $242,898
TOTAL RETURN FUND          $207,551                $53                  $122,515
GLOBAL FUND                $629,250               $668                  $453,591


      For the fiscal year ended September 30, 2000, FOCUSED EQUITY FUND, GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND AND GLOBAL FUND paid $180,253, $983,961, $153,477, $271,207, $923,894, $269,542, $131,137 and $234,421,
respectively, in fees pursuant to the Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:


                       COMPENSATION TO      COMPENSATION TO      COMPENSATION TO
FUND                     UNDERWRITER          DEALERS            SALES PERSONNEL
----                     -----------          -------            --------------


FOCUSED EQUITY FUND          $177,046           $1,195                    $2,012
GROWTH & INCOME FUND         $848,211          $19,211                  $116,539
MID-CAP OPPORTUNITY FUND     $146,963           $1,227                    $5,287
UTILITIES INCOME FUND        $246,223           $1,536                   $23,448
BLUE CHIP FUND               $815,911          $11,707                   $96,276
SPECIAL SITUATIONS FUND      $230,721           $5,951                   $32,870
TOTAL RETURN FUND            $122,303           $1,083                    $7,751
GLOBAL FUND                  $204,015           $2,583                   $27,823


DEALER CONCESSIONS. With respect to Class A shares of each Fund, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                       SALES CHARGES AS % OF
                                       ---------------------    CONCESSION TO
                                      OFFERING    NET AMOUNT   DEALERS AS % OF
AMOUNT OF INVESTMENT                    PRICE      INVESTED     OFFERING PRICE
--------------------                    -----      --------     --------------
Less than $25,000...................    6.25%        6.67%           5.13%
$25,000 but under $50,000...........    5.75         6.10            4.72
$50,000 but under $100,000..........    5.50         5.82            4.51
$100,000 but under $250,000.........    4.50         4.71            3.69
$250,000 but under $500,000.........    3.50         3.63            2.87
$500,000 but under $1,000,000.......    2.50         2.56            2.05


                        DETERMINATION OF NET ASSET VALUE


      Except as provided herein, a security listed or traded on an exchange or the NASDAQ is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices.

Securities traded in the over-the-counter market ("OTC") (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities may also be priced by pricing services. Pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the particular Fund's officers in a manner specifically authorized by the Board.


      With respect to each Fund, "when-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

      Each Fund's Board may suspend the determination of a Fund's net asset value per share separately for each class of shares for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

      3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV for the Funds and their shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser, WMC or ASB, as applicable, may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser, WMC or ASB normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser, WMC or ASB may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser, WMC or ASB may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser, WMC or ASB will seek to obtain best execution. A Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser, WMC or ASB generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investors Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser or Subadvisers and the Fund Board to analyze a fund's performance relative to other comparable funds. The Subadvisers may use research obtained with commissions to service their other clients.

      In selecting the broker-dealers to execute a Fund's portfolio transactions, the Adviser, WMC or ASB may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser and WMC do not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser or WMC participates in commissions generated by portfolio orders placed on behalf of the Fund. ASB or an affiliate of ASB may execute brokerage transactions on behalf of FOCUSED EQUITY FUND. The Board of SERIES FUND II has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to ASB or any affiliate of ASB are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

      The Adviser and Subadvisers may combine transaction orders placed on behalf of a Fund with orders placed on behalf of any other fund or private account managed by the Adviser or Subadvisers for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with procedures approved by the Board of Directors/Trustees.


      The following tables reflect the total commissions paid, commissions paid to brokers who furnished research services and the amount of portfolio transactions for which commissions were paid to brokers for research services, with respect to each Fund for the fiscal years ended October 31, 1998, December 31, 1998, September 30, 1999 and September 30, 2000.



                     FISCAL YEAR ENDED  9/30/98
                     --------------------------

                                                                         TRANSACTIONS FOR
                                                                             WHICH
                                                                          COMMISSIONS
                                                COMMISSIONS                 PAID FOR
                        TOTAL COMMISSIONS   PAID FOR RESEARCH            RESEARCH
                              PAID               SERVICES                 SERVICES
                              ----               --------                ---------

MID-CAP OPPORTUNITY FUND    $89,618                $12,996              $5,787,100
GROWTH & INCOME FUND       $257,106                $30,162             $23,988,319
UTILITIES INCOME FUND      $245,565                $31,740             $23,906,565
BLUE CHIP FUND             $699,323                $55,969             $52,726,903
SPECIAL SITUATIONS FUND    $249,971                $26,598             $11,528,675
TOTAL RETURN FUND          $108,028                $23,685             $20,827,238
GLOBAL FUND              $1,169,770                $25,798             $24,747,557




                        FISCAL YEAR ENDED 9/30/99
                        -------------------------
                                                                         TRANSACTIONS FOR
                                                                             WHICH
                                                                          COMMISSIONS
                                                COMMISSIONS                 PAID FOR
                        TOTAL COMMISSIONS   PAID FOR RESEARCH            RESEARCH
                              PAID               SERVICES                 SERVICES
                              ----               --------                ---------
FOCUSED EQUITY FUND             $100,084                   $0                     $0
MID-CAP OPPORTUNITY FUND        $161,295              $14,340             $5,854,119
GROWTH & INCOME FUND          $1,045,261              $41,310            $40,109,981
UTILITIES INCOMEFUDN            $341,574              $15,306            $11,116,431
BLUE CHIP FUND                  $986,337              $22,062            $21,271,567
SPECIAL SITUATIONS FUND         $420,540              $16,625             $6,105,437
TOTAL RETURN FUND               $167,714               $8,592             $7,161,041
GLOBAL FUND                   $1,598,921             $129,299            $67,959,392



                              FISCAL YEAR ENDED 9/30/00
                              --------------------------
                                                                         TRANSACTIONS FOR
                                                                             WHICH
                                                                          COMMISSIONS
                                                COMMISSIONS                 PAID FOR
                        TOTAL COMMISSIONS   PAID FOR RESEARCH            RESEARCH
                              PAID               SERVICES                 SERVICES
                              ----               --------                ---------
FOCUSED EQUITY FUND             $228,803                   $0                     $0
MID-CAP OPPORTUNITY  FUND       $284,416              $27,228            $14,659,638
GROWTH & INCOME FUND          $1,787,319              $77,250            $62,500,450
UTILITIES INCOME FUND           $324,634              $20,778            $11,670,447
BLUE CHIP FUND                $1,458,875              $56,250            $51,472,260
SPECIAL SITUATIONS FUND         $417,141              $48,687            $25,503,760
TOTAL RETURN FUND               $242,778              $12,612             $8,993,964
GLOBAL FUND                   $1,311,489             $190,470           $113,062,025



                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

      Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

      REDEMPTIONS-IN-KIND. If each Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. In this connection, Series Fund II has elected to be governed by Rule 18f-1 under the 1940 Act. Pursuant to Rule 18f-1 Series Fund II is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. With respect to all Funds, if shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

                                      TAXES

      In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, a Fund -- each Fund being treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by each Fund, and gains realized by each Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes paid by it. Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the tax credit against the shareholder's Federal income tax. Each Fund that makes this election will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      Each Fund may each invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder - that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

      MID-CAP OPPORTUNITY FUND, FOCUSED EQUITY FUND, TOTAL RETURN FUND and UTILITIES INCOME FUND may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each such Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      GLOBAL FUND'S and FOCUSED EQUITY FUND'S use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), futures and options thereon, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      If GLOBAL FUND or FOCUSED EQUITY FUND has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                             PERFORMANCE INFORMATION

      A Fund may advertise its top holdings from time to time. A Fund may also advertise its performance in various ways.

      Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

      Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.


      Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the period ended September 30, 2000 are set forth in the tables below:


AVERAGE ANNUAL TOTAL RETURN:(1),(2)


                                            ONE YEAR               FIVE YEARS                  TEN YEARS         LIFE OF FUND
                                            --------               ----------                  ---------         ------------
                                     Class A    Class B        Class A      Class B      Class A   Class B   Class A      Class B
                                     SHARES     SHARES(3)      SHARES       SHARES(3)    SHARES    SHARES(3)  SHARES      SHARES(3)
                                     ------     ---------      ------       ---------    ------    ---------  ------      ---------



ALL-CAP GROWTH FUND
FOCUSED EQUITY FUND                 -10.59%      -9.14%                                                        -1.79%      -0.26
MID-CAP FUND OPPORTUNITY             32.58%      36.46%         17.45%       17.93%                            14.10%      19.86%
UTILITIES INCOME FUND                10.27%      12.77%         13.11%       13.53%                            10.50%      15.46%
GROWTH & INCOME FUND                 13.76%      16.49%         18.11%       18.60%                            16.55%      20.93%
BLUE CHIP FUND                       13.90%      16.60%         17.58%       18.06%      15.76%                            20.50%
SPECIAL SITUATIONS FUND              34.12%      37.94%         12.52%       12.93%      17.07%                            15.90%
TOTAL RETURN FUND                    11.22%      13.79%         12.22%       12.64%      10.83%                            14.71%
GLOBAL FUND                           4.75%       6.99%         11.68%       12.02%      10.53%                            13.02%

      TOTAL RETURN:(1),(2)



                                            ONE YEAR               FIVE YEARS                  TEN YEARS         LIFE OF FUND
                                            --------               ----------                  ---------         ------------
                                     Class A    Class B        Class A      Class B      Class A   Class B   Class A      Class B
                                     SHARES     SHARES(3)      SHARES       SHARES(3)    SHARES    SHARES(3)  SHARES      SHARES(3)
                                     ------     ---------      ------       ---------    ------    ---------  ------      ---------


ALL-CAP GROWTH FUND
FOCUSED EQUITY FUND                 -10.59%      -9.14%                                                         -2.72%     -0.40%
MID-CAP OPPORTUNITY FUND             32.58%      36.46%        123.45%       128.19%                           191.34%    181.62%
UTILITIES INCOME FUND                10.27%      12.77%         85.18%       88.68%                            113.80%    127.49%
GROWTH & INCOME FUND                 13.76%      16.49%        129.80%       134.69%                           191.87%    196.42%
BLUE CHIP FUND                       13.90%      16.60%        124.75%       129.41%     332.18%                          190.41%
SPECIAL SITUATIONS FUND              34.12%      37.94%         80.34%       83.71%      383.64%                          132.50%
TOTAL RETURN FUND                    11.22%      13.79%         77.99%       81.36%      179.73%                          119.18%
GLOBAL FUND                           4.75%      6.99%          73.72%       76.44%      172.25%                          101.30%


(1) All Class A total return figures assume the maximum front-end sales charge of 6.25% and dividends reinvested at net asset value. All Class B total return figures assume the maximum applicable CDSC. Prior to July 1, 1993, the maximum front-end sales charge was 6.90%. Prior to December 29, 1989, the maximum front-end sales charge was 7.25% for BLUE CHIP FUND and 8.50% for GLOBAL FUND.
2 Certain expenses of the Funds have been waived from commencement of operations through September 30, 2000. Accordingly, return figures are higher than they would have been had such expenses not been waived.
3 The inception dates for Class A shares of the Funds are as follows: ALL-CAP GROWTH FUND - [OCTOBER 25, 2000], FOCUSED EQUITY FUND - March 22, 1999; MID-CAP OPPORTUNITY FUND - August 24, 1992; UTILITIES INCOME FUND - February 22, 1993; GROWTH & INCOME FUND - October 4, 1993 ; BLUE CHIP FUND - January 3, 1989; SPECIAL SITUATIONS FUND - September 18, 1990; TOTAL RETURN FUND - April 24, 1990; and GLOBAL FUND - November 16, 1981. The commencement date for the offering of Class B shares, with the exception of FOCUSED EQUITY FUND, is January 12, 1995. FOCUSED EQUITY FUND Class B shares were first offered on March 12, 1999.

      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the period ended September 30, 2000 are set forth in the tables below:

      AVERAGE ANNUAL TOTAL RETURN:(1)



                                            ONE YEAR               FIVE YEARS                  TEN YEARS         LIFE OF FUND
                                            --------               ----------                  ---------         ------------
                                     Class A    Class B        Class A      Class B      Class A   Class B   Class A      Class B
                                     SHARES     SHARES(3)      SHARES       SHARES (3)   SHARES    SHARES(3)  SHARES      SHARES(3)
                                     ------     ---------      ------       ----------   -------   ---------  ------      ---------


ALL-CAP GROWTH FUND
FOCUSED EQUITY FUND                 -4.60%       -5.35%                                                        2.47%      1.69%
MID-CAP OPPORTUNITY FUND            41.41%       40.46%        18.97%        18.14%                            15.02%    19.93%
UTILITIES INCOME FUND               17.58%       16.77%        14.59%        13.77%                            11.44%    15.55%
GROWTH & INCOME FUND                21.31%       20.49%        19.65%        18.80%                            17.64%    21.01%
BLUE CHIP FUND                      21.49%       20.60%        19.11%        18.26%      16.51%                          20.57%
SPECIAL SITUATIONS FUND             43.07%       41.94%        13.98%        13.17%      17.83%                          15.99%
TOTAL RETURN FUND                   18.67%       17.79%        13.69%        12.89%      11.55%                          14.80%
GLOBAL FUND                         11.73%       10.99%        13.14%        12.27%      11.26%                          13.12%

      TOTAL RETURN:(1)


                                            ONE YEAR               FIVE YEARS                  TEN YEARS         LIFE OF FUND
                                            --------               ----------                  ---------         ------------
                                     Class A    Class B        Class A      Class B      Class A   Class B   Class A      Class B
                                     SHARES     SHARES(3)      SHARES       SHARES (3)   SHARES    SHARES(3)  SHARES      SHARES(3)
                                     ------     ---------      ------       ----------   -------   ---------  ------      ---------

ALL-CAP GROWTH FUND
FOCUSED EQUITY FUND                 -4.60%       -5.35%                                                        3.80%      2.60%
MID-CAP OPPORTUNITY FUND            41.41%       40.46%        138.35%       130.19%                           210.87%    182.62%
UTILITIES INCOME FUND               17.58%       16.77%         97.54%        90.68%                           127.95%    128.49%
GROWTH & INCOME FUND                21.31%       20.49%        145.24%       136.69%                           211.45%    197.42%
BLUE CHIP FUND                      21.49%       20.60%        139.71%       131.41%     360.91%                          191.41%
SPECIAL SITUATIONS FUND             43.07%       41.94%         92.37%        85.71%     415.84%                          133.50%
TOTAL RETURN FUND                   18.67%       17.79%         89.92%        83.36%     198.34%                          120.18%
GLOBAL FUND                         11.73%       10.99%         85.37%        78.44%     190.60%                          102.30%

(1) Certain expenses of the Funds have been waived from commencement of operations through September 30, 2000. Accordingly, return figures are higher than they would have been had such expenses not been waived.
(2) The inception dates for Class A shares of the Funds are as follows: All-Cap Growth Fund [OCTOBER 25, 2000], FOCUSED EQUITY FUND - March 22, 1999; MID-CAP OPPORTUNITY FUND - August 24, 1992; UTILITIES INCOME FUND - February 22, 1993; GROWTH & INCOME FUND - October 4, 1993 ; BLUE CHIP FUND - January 3, 1989; SPECIAL SITUATIONS FUND - September 18, 1990; TOTAL RETURN FUND - April 24, 1990; and GLOBAL FUND - November 16, 1981. The commencement date for the offering of Class B shares, with the exception of FOCUSED EQUITY FUND, is January 12, 1995. FOCUSED EQUITY FUND Class B shares were first offered on March 12, 1999.


      Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix C.


      From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities, such as the S&P 500, the Dow Jones Industrial Average, or Consumer price Index. In so doing, the reports and literature may refer to sources such as:


            Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

            Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

            Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

            Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

            THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., Credit Suisse First Boston, Salomon Smith Barney, Morgan Stanley Dean Witter & Co., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, HBSC James Capel, Warburg Dillion Read, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

            Merrill Lynch, Pierce, Fenner & Smith, Inc. "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.


            Lehman Brothers, Inc., "The Global Family of Indices," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.


            Reuters, a wire service that frequently reports on global business.

            The  Consumer  Price  Index,  prepared  by the U.S.  Bureau of Labor
      Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

            The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.


            Ibbotson Associates, Inc. which provides performance data on different types of investments, including performance data on different types of bonds and different types of stocks (e.g.) by capitalization range.


            The Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

            The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

            Moody's   Stock  Index,   an  unmanaged   index  of  utility   stock
      performance.

            The Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

            The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

            The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

            The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

            The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.


            The Russell 3000 Index, prepared by the Frank Russell Company, consists of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The Russell 3000 tracks the return on these stocks based on price appreciation and depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

            The  Russell  3000  Growth  Index,  prepared  by the  Frank  Russell
      Company, consists of those Russell 3000 Index securities with above average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratios.


            The    Salomon    Brothers    Government    Index    is   a   market
      capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

            The    Salomon    Brothers    Mortgage    Index    is    a    market
      capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

            The   Standard  &  Poor's  400   Mid-Cap   Index  is  an   unmanaged
      capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

            The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

            The    Standard    &    Poor's    Small-Cap    600    Index   is   a
      capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

            The Standard & Poor's Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The Index assumes the reinvestment of dividends.

            From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.


            The Funds may also publish information concerning the benefits of asset allocation, which may include illustrations of potential allocations among stock funds, bonds funds, and money market funds by age, objective or risk tolerance.


                               GENERAL INFORMATION

      SERIES FUND is a Massachusetts business trust organized on September 23, 1988. SERIES FUND is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board of Trustees shall from time to time establish. The shares of beneficial interest of Series Fund are presently divided into five separate and distinct series, each having two classes, designated Class A shares and Class B shares. Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at lest 10% of Series Fund's outstanding shares, Series Fund's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights except as noted above.

      GLOBAL FUND was incorporated in the state of Maryland on March 9, 1981. GLOBAL Fund's authorized capital stock consists of 100 million shares of common stock, all of one series, with a par value per share of $1.00. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of shares as the Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of the Fund represents interests in the same assets of the Fund. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of the Fund has equal voting rights except as noted above.

      SERIES FUND II is a Maryland corporation organized on April 1, 1992. SERIES FUND II is authorized to issue 400 million shares of common stock, $0.001 par value, in such separate and distinct series and classes of shares as SERIES FUND II'S Board of Directors shall from time to time establish. The shares of common stock of SERIES FUND II are presently divided into four separate and distinct series, each having two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. SERIES FUND II does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above. Prior to December 31, 1997, the MID-CAP OPPORTUNITY FUND was known as U.S.A. Mid-Cap Opportunity Fund and prior to February 15, 1996 it was known as Made in the U.S.A. Fund.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except for the GLOBAL FUND, and employs foreign sub-custodians to provide custody of foreign assets for SPECIAL SITUATIONS FUND and TOTAL RETURN FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the GLOBAL FUND and employs foreign subcustodians to provide custody of the GLOBAL FUND'S foreign assets.

      AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103-2108. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Funds.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; $.75 for each payment; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.




      As of December 31, 2000, the following shareholders owned as of record or beneficially 5% or more of the outstanding Class A shares of BLUE CHIP FUND:

SHAREHOLDER                       % OF SHARES
-----------                       -----------
Robert E. Nunnally, Jr.               6.6
3361 Lakeland Drive S.W.
Roanoke, VA  24018

Richard G. Fine                       6.1
C/o  Fine Wyatt & Carey P.C.
425 Spruce Street
Scranton, PA  18503



      SHAREHOLDER LIABILITY. SERIES FUND is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of SERIES FUND. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of SERIES FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of SERIES FUND. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. SERIES FUND may have an obligation to indemnify Trustees and officers with respect to litigation.

      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Director or Trustees of the Funds, as applicable: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                        DESCRIPTION OF CORPORATE BOND AND
                          CONVERTIBLE SECURITY RATINGS

STANDARD & POOR'S
-----------------

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      AAA Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      BAA Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S
-----------------

      S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.
      -     High rates of return on funds employed.
      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX C

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00

                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 2000

      Registrants incorporate by reference the financial statements and report of independent accounts contained in the annual reports to shareholders for the fiscal year ended September 30, 2000, electronically filed December 8, 2000 (Accession number: 0000928816-00-000502).


                               SHAREHOLDER MANUAL

                       First Investors Shareholder Manual

                                 A Guide to Your
                                 First Investors
                               Mutual Fund Account

                             As of January 26, 2001

Introduction
First Investors offers a wide variety of mutual funds to meet your financial needs ("First Investors Funds" or "FI Funds"). New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can process transactions directly with us.

In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.

Table of Contents

When We Are Open for Business                                           1

How to Contact Us                                                       1

How to Open an Account
      Non-Retirement Accounts                                           1
      Retirement Accounts                                               1
      Telephone Privileges                                              2
      Minimum Initial Investment Requirements                           2
      Additional Investments                                            2

How To Pay For Purchases
      Check                                                             3
      Money Line                                                        3
      Automatic Payroll Investment                                      3
      Federal Funds Wire Transfers                                      4
      Distribution Cross-Investment                                     4
      Systematic Withdrawal Plan Payment Investments                    4

How To Choose Between Share Classes
      Class A Shares                                                    5
      Class B Shares                                                    7

How to Sell Shares
      Written Redemptions                                               8
      Telephone Redemptions                                             8
      Electronic Funds  Transfer Redemptions                            9
      Systematic Withdrawal Plans                                       9
      Expedited Wire Redemptions                                        10
      Reinstatement Privilege                                           10

How to Exchange Shares
      Exchange Conditions                                               11
      Telephone Exchanges                                               12
      Written Exchanges                                                 12

How Fund Shares are Priced                                              13

How Transactions Are Processed
      Purchases                                                         13
      Redemptions                                                       14
      Exchanges                                                         14
      Orders Placed Via First Investors Registered Representatives      14
      Orders Placed Via Dealers                                         14
      Special Rules for Money Market Funds                              14

Other Policies
      Right to Reject Purchase or Exchange Orders                       15
      When Signature Guarantees Are Required                            15
      Share Certificates                                                16
      Money Market Fund Draft Checks                                    16
      Transferring Ownership of Shares                                  16
      Householding of Disclosure Documents                              17
      Returned Mail                                                     17

Account Statements & Other Shareholder
Communications
Transaction Confirmation Statements                                     18
Master Account Statements                                               18
Annual and Semi-Annual Reports                                          18
The Outlook                                                             18

Dividend and Distributions                                              19

Tax Forms                                                               20

How to Communicate With Us
      Our Shareholder Services Department                               21
      E-Mail                                                            21
      Web Access                                                        22

When We Are Open For Business

We are open for business every day the New York Stock Exchange ("NYSE") is open for regular trading. We refer to these days as "Trading Days". In addition to weekends, the NYSE is generally closed in observance of the following holidays:

-New Year's Day
-Martin Luther King, Jr. Day
-President's Day
-Good Friday
-Memorial Day
-Independence Day
-Labor Day
-Thanksgiving Day
-Christmas Day

How to Contact Us
While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:
1: Write us at:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

2: Call our Shareholder Services Department at 1 (800) 423-4026 between the hours of 9:00 a.m. to 6:00 p.m., ET; or

3: Visit us at any time on-line at www.firstinvestors.com


How to Open an Account
Before investing, you must establish an account with your broker-dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. Some types of accounts require additional paperwork, as explained below. After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative.

NON-RETIREMENT ACCOUNTS
We offer a variety of "non-retirement" accounts, which is the term we use to describe all accounts other than retirement accounts.

Individual Accounts.  These accounts may be opened by any adult individual.

Joint Accounts. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process telephone transactions independently.

Gifts and Transfers to Minors Accounts. These are custodial accounts for minors established under your state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number.

Corporate/Partnership/Trust Accounts. A trust account may be opened only if you have a valid written trust document. To establish a corporate, partnership, or trust account, you must also complete a First Investors Certificate of Authority ("COA") so that we know who has authority to effect transactions in the account.

Transfer on Death (TOD) Accounts. TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiary in the event of the death of the sole owner on an individually owned account or the death of all account owners in the case of a joint tenancy with rights of survivorship. To establish a TOD account, you must also complete a First
Investors TOD Registration Request Form. First Investors follows the TOD guidelines of the Securities Transfer Association with the following exceptions. First Investors:

      allows you to designate more than one TOD beneficiary;

      does not print the beneficiaries' names on dividend and liquidation checks; and

      confirms TOD beneficiaries on quarterly statements.

Conservatorships/Guardianships/Estate Accounts. Only legal representatives may open these accounts. To establish an estate account, you must provide an original or certified copy of death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Executors Indemnification Form. To establish a conservatorship or guardianship account, you must furnish a certified copy of the court document appointing the conservator/guardian.

Retirement Accounts

We offer the following types of retirement plans for individuals and employers:

Individual Retirement Accounts including Roth, Traditional, and Rollover IRAs.

SIMPLE IRAs for employers.

SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

Money Purchase Pension & Profit Sharing plans for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE IRA. Although there is an annual $10.00 custodian fee for an IRA account, the funds are currently paying these fees. This policy may be changed at any time on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE IRA.

TELEPHONE PRIVILEGES
You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the privileges by sending the Fund written instructions. For trusts, attorneys-in-fact, corporations, partnerships, and other entities, telephone privileges are not automatically granted. You must complete additional documentation. Telephone privileges are not permitted on First Investors retirement, guardianship, and conservatorship accounts. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Telephone privileges allow you to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Your registered representative may also use telephone privileges to execute your transactions. For a description of the types of exchanges and redemptions that may be made using Telephone Privileges, see "How to Sell Shares-Telephone Redemptions" and "How to Exchange Shares-Telephone Exchanges".

For your protection, the following security measures are taken:

1:  Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:
  -Account number.
  -Address.
  -Social security number.
  -Other information as deemed necessary.

3:  A written confirmation of each transaction is mailed to you.
We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.

MINIMUM INITIAL INVESTMENT REQUIREMENTS
Your initial investment in a non-retirement fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500 or a spousal IRA with as little as $200. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see How to Pay) or if you open a Fund account through a full exchange from another FI Fund.

ADDITIONAL INVESTMENTS
Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation. Mail checks to:

First Investors Corporation
Attn: Dept. CP
581 Main Street
Woodbridge, NJ 07095-1198


How To Pay For Purchases
We accept the following forms of payment in U.S. funds:
-Checks drawn on US banks payable to First Investors Corporation.
-Money Line and Automatic Payroll Investment electronic funds transfers. -Federal Funds wire transfers.
We do not accept:
-Third Party Checks.
-Traveler's Checks.
-Checks drawn on non-US banks.
-Money Orders.
-Cash.
-Post Dated Checks.


Check
If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

Money Line
With our Money Line program, you can invest in a FI Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.

You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday shares will be purchased on the next Trading Date. The proceeds must be available in your bank account two business days prior to the investment date.

How To Apply for Money Line:
1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. Please allow at least 10 business days for initial processing.
2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.
3:  Submit the paperwork to your registered representative or send it to:
  Administrative Data Management Corp.
  581 Main Street
  Woodbridge, NJ 07095-1198.


How To Change a Money Line:
To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.

Telephone Changes:
Provided you have telephone privileges, certain changes may be made by calling Shareholder Services at 1 (800) 423-4026. You may:

-Increase your total Money Line payment by a maximum of $999.99 provided bank and fund account registrations are the same.
-Decrease the payment.
-Discontinue the service.

Written Changes:
Send a signature guaranteed written request to Administrative Data Management Corp. to:
-Increase your total Money Line payment by $1,000 or more.
-Increase your total Money Line payment by $1,000 or less if bank account owners and mutual fund owners are not identical.
-Change from one bank to another or change your bank account number. (This change also requires a new Money Line application, voided check or account statement and 10 days notice).

A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment by $25,000 or more. Money Line service will be suspended upon notification that all account owners are deceased.

Automatic Payroll Investment
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program. Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:
1: Complete an API Application.
2: Complete an API Authorization Form.
3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.
4: Submit the paperwork to your registered representative or send it to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

Federal Funds Wire Transfers
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing First Investors money market Fund account. Federal Fund wire transfer proceeds are not subject to a holding period. Investments of $500,000 or more must be purchased by a Federal Funds wire.

To wire funds to an existing First Investors Class A money market fund account, instruct your bank to wire your investment, as applicable, to:

Cash Management Fund
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name
Your First Investors Account #

Tax-Exempt Money Market Fund
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To:  Your Name
Your First Investors Account #

Cross-Reinvestment of Dividends and Distributions
You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the Trading Day after the record date of the distribution.
-You must invest at least $50 a month or $600 a year into a new fund account.
-A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

Cross-Reinvestment of Systematic Withdrawal Plan Payments
You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account in the same class of shares. -Payments are invested without a sales charge.
-A signature guarantee is required if the ownership on both accounts is not identical.
-Both accounts must be in the same class of shares.
-You must invest at least $50 a month or $600 a year and into a new fund account.
-You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic withdrawal plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

How To Choose Between Share Classes
All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market fund accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. Your registered representative can help you decide which class of shares is best for you.

CLASS A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge percentage declines with larger investments.

Class  A  Sales  Charges
                        As a % of             As a % of Your
Your Investment         Offering Price        Investment
up to  $24,999          6.25%                 6.67%
$25,000 - $49,999       5.75%                 6.10%
$50,000 - $99,999       5.50%                 5.82%
$100,000 - $249,999     4.50%                 4.71%
$250,000 - $499,999     3.50%                 3.63%
$500,000 - $999,999     2.50%                 2.56%
$1,000,000 or more      0%*                     0%*
* If you invest $1,000,000 or more you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

Class A Shares May be Purchased Without a Sales Charge:
1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age
21).
2: By a former FI associate or his/her  spouse,  child or grandchild  (under age
21) provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.
3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).
4: When Class A share fund distributions are reinvested in Class A shares.
5: When Class A share Systematic Withdrawal Plan payments are reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).
6: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.
7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.
8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an existing account.
9: When a group qualified plan (401(k), money purchase pension, profit sharing and 403(b) that is subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.
11: By a participant directed group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.
12: In amounts of $1 million or more.
13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.
For items 9 through 13 above: A CDSC of 1.00% will be deducted if shares are redeemed within 2 years of purchase.

Sales Charges on Class A Shares may be reduced for:
1: A participant directed group qualified retirement plan with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.
2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.

Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

Cumulative Purchase Privilege:
The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.
-Conservator accounts are linked to the social security number of the ward, not the conservator.
-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").
-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).
-Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.
-Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

Letter of Intent:
A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period.

Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing  under an LOI, you  acknowledge  and agree to the following:
-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.
-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.
-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

Class  B  Sales  Charges
Year of Redemption         CDSC as a Percentage of Purchase or NAV at Redemption
Within the 1st or 2nd year                      4%
Within the 3rd or 4th year                      3%
In the 5th year                                 2%
In the 6th year                                 1%


Sales Charge Reductions on Class B Shares:
If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

First-Class B shares representing dividends and capital gains that are not subject to a CDSC. Second-Class B shares held more than six years which are not subject to a CDSC. Third-Class B shares held longest which will result in the lowest CDSC. For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

Sales Charge Waivers on Class B Shares:
The CDSC on Class B shares does not apply to:
1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.
2: Redemptions made within one year of the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner. Redemptions following the death or disability of one joint owner of a joint account are not deemed to be as the result of death or disability.

3:  Distributions from employee benefit plans due to plan termination.
4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.
5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.
6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.
7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.
8: Tax-free returns of excess contributions from employee benefit plans.
9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).
10: Redemptions by the Fund when the account falls below the minimum.
11:  Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

How to Sell Shares
You can sell your shares on any Trading Day. In the mutual fund industry, a sale is referred to as a "redemption." Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:
-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-First Investors Life Insurance Company checks.
-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Certain retirement accounts require additional documentation and specific distribution forms. Call Shareholder Services at 1 (800) 423-4026 for more information.

WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order. Good order must include: 1: The name of the fund; 2: Your account number; 3: The dollar amount, number of shares or percentage of the account you want to redeem; 4: Share certificates (if they were issued to you); 5: Original signatures of all owners exactly as your account is registered; and 6: Signature guarantees, if required (see Signature Guarantee Policy).

Shares purchased by check or electronic funds transfer that you have owned for less than 15 days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the Trading Day it receives such information.

Telephone Redemptions
You, or any person we believe is authorized to act on your behalf, may redeem shares held in a non-retirement account which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, on any Trading Day provided:
-Telephone privileges are available for your account registration and you have not declined telephone privileges (see Telephone Privileges);
-You do not hold share  certificates  (issued  shares);
-The redemption is made payable to the registered owner(s) or electronically transferred to a pre-designated bank;
-The redemption check is mailed to your address of record, which has not changed within the last 60 days, or a predesignated bank account;
-The redemption amount is $50,000 or less; and -The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000.

Telephone redemption orders received between 4:00-5:00 p.m. ET will be processed on the following Trading Day.

Electronic Funds Transfer REDEMPTIONS
Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

You must enroll in the Electronic Funds Transfer service and provide complete bank account information before using the privilege. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1: Must be electronically transferred to your pre-designated bank account; 2:Must be at least $500;
3: Cannot exceed $50,000; and
4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.
Systematic Withdrawal Plans
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see How to Buy Shares).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account while systematic withdrawals are being made (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

Expedited Wire Redemptions (Class A Money Market Funds Only)
Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI money market fund account to your bank account. Shares must be owned for at least 15 days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of money market funds must be received in writing or by phone prior to 12:00 p.m., ET on a Trading Day. Wire Redemption orders received after 12:00 p.m., ET but before the close of regular trading on the NYSE, or received on a day that the Federal Reserve system is closed will be processed on the following Trading Day.
-Each wire under $5,000 is subject to a $15 fee.
-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.
-Wires must be directed to your predesignated bank account.

Reinstatement Privilege
If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

Automated purchases may not be used to buy shares under the reinstatement privilege. To take advantage of this privilege, Class B share reinstatement purchases must be $1,000 or more.

Please notify us if you qualify for this privilege.

How to Exchange Shares
Subject to the conditions listed below, you have the right to exchange shares of any First Investors Fund for the shares of the same class of any other First Investors Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.

EXCHANGE CONDITIONS
There are a number of conditions on the free exchange privilege.
1: You may only exchange shares within the same class.
2: Exchanges can only be made into identically owned accounts.
3: Exchanges into a new fund account must meet the new fund's minimum initial investment.
4: The fund you are exchanging into must be eligible for sale in your state.
5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.
6: If you exchange shares of a fund which are subject to a CDSC (e.g., any Class B shares or Class A shares that are entitled to be purchased at NAV because the value of your accounts exceeds $1 million), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.
7: Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another First Investors Fund without incurring a sales charge unless you have already paid a sales charge on the shares (i.e., you purchased a First Investors Fund with a sales charge and exchanged into the money market fund).
8: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.
9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.
10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.
11: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original fund or the fund you are exchanging into ("receiving fund") or if you want it terminated.

Without specific instructions, we will amend account privileges as outlined below:

                  Exchange          Exchange            Exchange a
                  All Shares to     All Shares to       Portion of
                  ONE Fund          MULTIPLE            Shares to ONE or
                                    Funds               MULTIPLE Funds
Money Line        ML moves to       ML stays with       ML stays with

(ML)              Receiving Fund    Original Fund       Original Fund
Automatic Payroll API moves to      API Stays with      API stays with
Investment (API)  Receiving Fund    Original Fund       Original Fund

Systematic        SWP moves to      SWP                 SWP stays
Withdrawals       Receiving Fund    Canceled            with Original Fund
(SWP)

TELEPHONE EXCHANGES

You can exchange by phone shares of any non-retirement account with the exception of shares held in guardianship and conservatorship accounts.

You can also use telephone privileges to exchange shares of any eligible FI fund
(1) within any participant directed FI prototype IRA, 403(b) or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone          Call Special Services from 9:00 a.m. to 5:00 p.m., ET
1 (800) 342-6221  Orders received after the close of the NYSE, usually
                  4:00 p.m., ET, are processed the following Trading Day.
                  1.     You must have telephone privileges.
                         (see Telephone Transactions)
                  2.     Certificate shares cannot be exchanged by phone.
                  3.     For trusts, estates,  attorneys-in-fact,  corporations,
                         partnerships, and other entities, additional documents may be required if not already on file. Call Shareholder Services Department at 1 (800) 423-4026 to determine whether additional documents to are necessary.

WRITTEN Exchanges
Written instructions are acceptable for any exchange.
By Mail to:
ADM
581 Main Street
Woodbridge, NJ 07095-1198
                  1.    Send us written instructions signed by all account
                        owners exactly as the account is registered.
                  2     Include the name and  account number of your fund.
                  3.    Indicate either the dollar amount, number of shares or
                        percent of the source account you want to exchange.
                  4.    Specify the existing account number or the name of the
                        new Fund you want to exchange into.
                  5.    Include any outstanding  share  certificates  for shares
                        you want to exchange. A signature guarantee is required.
                  6.    For trusts,  estates,  attorneys-in-fact,  corporations,
                        partnerships, and other entities, additional documents may be required if not already on file. Call Shareholder
                        Services at 1 (800) 423-4026.

How Fund Shares are Priced
Each FI Fund prices its shares each Trading Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

The Fund prices are generally listed later in the evening on our web site (www.firstinvestors.com). The prices for our larger funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each class of shares by valuing their assets using the amortized cost method. The NAV's of these Funds could nevertheless decline below $1.00 per share.

Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge. The price you receive if you redeem or exchange your shares is the NAV less any applicable CDSC.

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, in certain instances, special rules apply to money market transactions.

How Transactions Are Processed
Purchases
Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described previously in "How to Buy Shares," certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application.
Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned or transmitted to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three Trading Days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases. Purchases made pursuant to our Automatic Investment Programs are processed as follows:
-Money Line purchases are processed on the date you select on your application (or the business day following a weekend or holiday).
-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

Redemptions
If your redemption order is received in our Woodbridge, NJ office prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

Exchanges
Unless you have declined telephone privileges, you or your representative may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office. Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

Orders Placed Via First Investors Registered Representatives
All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

Orders Placed Via Dealers
It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

SPECIAL RULES FOR MONEY MARKET FUNDS
Money market fund shares will not be purchased until the Fund receives Federal Funds for the purchase. Federal Funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the Federal Funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a Federal Funds wire transfer for a purchase prior to 12:00 p.m., ET, and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026) your purchase will occur on that same day. Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the money market fund account number to receive same day credit. If we fail to receive such advance notification, your purchase will not occur until the morning of the next Trading Day following receipt of the Federal Wire and your account information.

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Trading Day.

Other Policies
Right to Reject Purchase OR Exchange Orders

A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

WHEN Signature Guarantees are required
Signature guarantees are required:
1:  For redemptions over $50,000.
2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).
3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf. 4:
For redemptions to the address of record when the address of record has changed within 60 days of the request.
5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.
6:  When shares are transferred to a new registration.
7:  When certificated (issued) shares are redeemed or exchanged.
8:  To establish any EFT service.
9: For requests to change the address of record to a P.O. box or a "c/o" street address.
10: If multiple account owners of one account give inconsistent instructions. 11: When a transaction requires additional legal documentation.
12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.
13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.
14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

SHARE CERTIFICATES
Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market fund shares, or any shares in retirement accounts.

If a certificate is issued and it is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

Money Market Fund Draft Checks
Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.

TRANSFERRING OWNERSHIP OF SHARES
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund. To transfer shares, submit a letter of instruction including:
-Your account number.
-Dollar amount,  percentage,  or number of shares to be  transferred.
-Existing account number receiving the shares (if any).
-The name(s), registration, and taxpayer identification number of the customer receiving the shares.
-The signature of each account owner requesting the transfer with signature guarantee(s).

If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.

HOUSEHOLDING OF DISCLOSURE DOCUMENTS
It is our policy to send only one copy of the fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household. This reduces fund expenses, which benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1-800-423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within 30 days of receiving your request.

Returned Mail
If mail is returned to the fund marked undeliverable by the U.S. Postal Service with no forwarding address after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be turned over in accordance with state laws governing abandoned property.

Prior to  turning  over  assets  to your  state,  the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.

Account Statements & Other Shareholder
Communications
Transaction Confirmation Statements

You will receive a confirmation statement immediately after most transactions. These include:
-dealer purchases.
-check investments.
-Federal Funds wire purchases.
-redemptions.
-exchanges.
-transfers.
-systematic withdrawals.

A separate confirmation statement is generated for each fund account you own. It provides:
-Your fund account number.
-The date of the transaction.
-A description of the transaction (purchase,  redemption,  etc.).
-The number of shares bought or sold for the transaction.
-The dollar amount of the transaction.
-The total share balance in the account.
-The number of shares held in escrow to satisfy a letter of intention. The confirmation statement also may provide a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.

Money Line Investments, Automatic Payroll Investments and dividends and capital gain reinvestments purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions").

Master Account Statements
If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.
The Master Account Statement provides the following information for each First Investors fund you own:
-fund name.
-fund's current market value.
-total distributions paid year-to-date.
-total number of shares owned.

Annual and Semi-Annual Reports
You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.

THE OUTLOOK
Today's strategies for tomorrow's goals are brought into focus in the Outlook, the quarterly newsletter for clients of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The Outlook's straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.

Dividends and Distributions
For funds that declare daily dividends, except money market funds, you start earning dividends on the day your purchase is made. For FI money market fund purchases, including Money Line and API purchases, you start earning dividends on the day Federal Funds are credited to your fund account. For exchanges into the money market funds, you start earning dividends on the day following the Trading Day on which an exchange is processed. No dividends are earned on exchanges out of the money market funds on the Trading Day on which an exchange is processed. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

Dividend Payment Schedule

Monthly:                             Quarterly:                Annually (if any):

Cash Management Fund                 Blue Chip Fund            All-Cap Growth Fund
Fund For Income                      Growth & Income Fund      Focused Equity Fund
Government Fund                      Total Return Fund         Global Fund
Insured Intermediate Tax Exempt      Utilities Income Fund     Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                        Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund

Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.

If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.


Tax Forms

Tax Form                                 Description                                    Mailed By

1099-DIV      Consolidated  report lists all taxable  dividend and capital gains        January 31
              distributions for all of the shareholder's accounts. Also includes foreign  taxes paid and any  federal  income tax  withheld  due to backup withholding.

1099-B        Lists   proceeds  from  all   redemptions   including   systematic        January 31
              withdrawals and exchanges. A separate form is issued for each fund account.  Includes  amount of federal  income tax  withheld due to backup withholding.

1099-R        Lists taxable  distributions from a retirement account. A separate        January 31
              form is issued for each fund account.  Includes federal income tax withheld due to IRS withholding requirements.

5498          Provided   to   shareholders   who  made  an  annual  IRA  May  31        May 31
              contribution  or rollover  purchase.  Also  provides the account's fair  market  value as of the last  business  day of the  previous year. A separate form is issued for each fund account.

1042-S        Provided to non-resident  alien  shareholders to report the amount        March 15
              March 15 of fund  dividends  paid and the amount of federal  taxes withheld. A separate form is issued for each fund account.

Cost Basis    Uses the "average  cost-single  category"  method to show the cost        January 31
Statement     basis of any shares sold or exchanged.  Information is provided to assist  shareholders  in  calculating  capital gains or losses.  A separate statement,  included with Form 1099-B, is issued for each fund account.  This  statement is not reported to the IRS and does not include money market funds or retirement accounts.

Tax Savings   Consolidated  report  lists all  amounts  not  subject to federal,        January 31
Report for    state and local  income  tax for all the  shareholder's  accounts.
Non-Taxable   Also includes any amounts subject to alternative minimum tax.
Income

Tax Savings   Provides  the  percentage  of income paid by each fund that may be        January 31
Summary       exempt from state income tax.

How to Communicate With Us

Our Shareholder Services Department
1 (800) 423-4026

Call our toll-free Shareholder Service line Monday through Friday, 9:00 a.m. to 6:00 p.m., EST, for account information or procedural assistance.

Call us to update or correct your:

      address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.
      Birth date (important for retirement distributions).
      Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

Call us to request:

      Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

      A stop payment on a dividend, redemption or money market draft check.

      Suspension (up to six months) or cancellation of Money Line.

      A duplicate copy of a statement , cancelled check or tax form.

      Cancelled Check Fee:   -$10 fee for each copy of a cancelled dividend,
                              liquidation, or investment check.
                             -There is a $15 fee for a copy of a cancelled money
                              market draft check.

      Duplicate Tax Form Fees:
                  Current Year      Free
                  Prior Year(s)     $7.50 per tax form per year.

                  Cancellation of cross-reinvestment of dividends and capital gains.

      A history of your account (the fee can be debited from your non-retirement account).

      Fees: 1974 - 1982*      $10 per year fee
            1983 - present    $5 total fee for all years
            Current & Two Prior Years              Free

            *Account histories are not available prior to 1974.

Provided you have telephone privileges, you can also call us to:

      Increase your total Money Line payment by a maximum of $999.99 provided bank and fund account registrations are the same.

      Change the allocation of your Money Line or Automatic Payroll Investment payment.

      Change the amount of your Systematic Withdrawal payment on non-retirement accounts.

      Request a share certificate to be mailed to your address of record (non-retirement accounts only).

      Request  money market fund draft checks  (non-retirement  accounts  only).
      Additional   written   documentation   may   be   required   for   certain
      registrations.

      Reactivate your Money Line (provided an application and voided check is on file).

E-MAIL
You can e-mail service related inquiries to our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account inquiries such as:
      Literature on our funds and services;
      Prospectus, annual report, and Statements of Additional Information requests;
      Check copy requests;
      Duplicate statement requests;
      Procedural inquiries;
      Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.

WEB ACCESS
You can access your account and a wealth of other company information at your convenience - 24 hours a day, 7 days a week- through our Web site at www.firstinvestors.com. Our Web site allows you to:
      Review your current account balance;
      View recent  transactions,  such as deposits and  redemptions;
      Check fund prices;
      Verify that money  market  checks  have  cleared;
      Download fund prospectuses and the current Shareholders  Manual;
      Acquaint yourself with our range of  client  services;
      Explore  career  opportunities;
      Download educational articles on a variety of investment-related issues; Review fund descriptions and top 10 portfolio holdings;
      Review fund performance and portfolio management.

To begin enjoying these benefits:
      Visit our Web site at www.firstinvestors.com;
      From the home page, select Your Account;
      Click on Request Password;
      Enter your "Master Account Number" or "Account Number" and the last four digits of your "Taxpayer Identification Number" (i.e., your Social Security number or Employee ID number), then click on Submit;

      Within 3 to 5 business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts;

      After receiving your User Name and Password, visit our Web site and select the Your Account section. Then click on the Your Account button;

      Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember. You may want to write it down and keep it in a safe place;

      Now, feel free to access your accounts at any time!

First Investors does not accept orders for transactions via our Web site. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Principal Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005
1-212-858-8000

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095
1-800-423-4026





SHARMAN  REV 01/26/01

                            PART C. OTHER INFORMATION

Item 23.       EXHIBITS

   (a)(i)   Articles of Incorporation(1)

     (ii)   Articles Supplementary (dated 10/20/94)(1)

    (iii)   Articles of Amendment (dated 2/8/96)(7)

     (iv)   Articles of Amendment (dated 9/18/97)(7)

      (v)   Articles Supplementary (dated 12/17/98)(7)

   (b)      By-laws(1)

   (c) Shareholders rights are contained in (a) Articles VI, VII and VIII of Registrant's Articles of Incorporation, previously filed as
            Exhibit  99.B1  to  Registrant's  Registration  Statement;  and  (b)
            Articles II and VII of  Registrant's  By-laws,  previously  filed as
            Exhibit 99.B2 to Registrant's Registration Statement

   (d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

   (d)(ii) Investment Subadvisory Agreement between First Investors Management Company, Inc. and Arnhold and S. Bleichroeder, Inc.(8)

   (e)(i)   Underwriting Agreement(2)

   (e)(ii)  Amended Underwriting Agreement(6)

   (f)      Bonus, profit sharing or pension plans - none

   (g)      Custodian Agreement between Registrant and The Bank of New York(2)

   (h)(i)   Administration   Agreement  between   Registrant,   First  Investors
            Management   Company,   Inc.,   First   Investors   Corporation  and
            Administrative Data Management Corp.(2)

   (h)(ii)  Amended Schedule A to Administration Agreement(3)

   (h)(iii) Organization Expense Reimbursement Agreement(3)

   (h)(iv)  Amended Schedule  A to Administration Agreement(6)

   (h)(v)   Transfer Agency Agreement(8)

   (h)(vi)  Schedule A to Transfer Agency Agreement(9)

   (i)      Opinion and Consent of Counsel - filed herewith

   (j)(i)   Consent of Independent Accountants - filed herewith

     (ii)   Powers of Attorney(1),(4),(9)

    (iii)   Power of Attorney for Larry R. Lavoie - filed herewith

   (k)      Financial statements omitted from prospectus - none

   (l)      Initial Capital Agreements(4)

   (m)(i)   Class A Distribution Plan(2)

     (ii)   Class B Distribution Plan(2)

     (iii)  Amended Class A Distribution Plan(6)

     (iv)   Amended Class B Distribution Plan(6)

   (n)(i)   Plan Pursuant to Rule 18f-3

   (n)(ii)  Amended plan pursuant to Rule 18f-3

   (o)      Reserved

   (p)(i)   Code of Ethics for First Investors Funds(9)

   (p)(ii)  Code of Ethics for Wellington Management Company LLP(9)

   (p)(iii) Code of Ethics for Arnhold and S. Bleichroeder, Inc. -
            filed herewith
-----------------
(1) Incorporated by reference from Post-Effective Amendment No. 9 to Registrant's Registration Statement (File No. 33-46924) filed on November 13, 1995.
(2) Incorporated by reference from Post-Effective Amendment No. 10 to Registrant's Registration Statement (File No. 33-46924) filed on January 12, 1997.
(3) Incorporated by reference from Post-Effective Amendment No. 12 to Registrant's Registration Statement (File No. 33-46924) filed on May 15, 1997.
(4) Incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement (File No. 33-46924) filed on October 31, 1997.
(5) Incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement (File No. 33-46924) filed on December 29, 1997.
(6) To be filed by subsequent amendment.
(7) Incorporated by reference from Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 33-46924) filed on December 23, 1998.

(8) Incorporated by reference from Post-Effective Amendment No. 26 to Registrant's Registration Statement (File No. 33-46924) filed on January 28, 2000.
(9) Incorporated by reference from Post-Effective Amendment No. 31 to Registrant's Registration Statement (File No. 33-46924) filed on October 11, 2000.

Item 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         There are no persons controlled by or under common control with the Fund.

Item 25. INDEMNIFICATION

         Article X of the By-Laws of Registrant provides as follows:

         Section 10.01.  INDEMNIFICATION OF OFFICERS,  DIRECTORS,  EMPLOYEES AND
AGENTS: The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative
("Proceeding"), by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted. Notwithstanding the foregoing, the following provisions shall apply with respect to indemnification of the Corporation's directors, officers, and investment adviser (as defined in the 1940 Act):

         (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any such person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office or under any contract or agreement with the Corporation ("disabling conduct").

         (b)   The Corporation shall not indemnify any such person unless:

               (1) the court or other body before which the Proceeding was brought (a) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (b) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (a) the vote of a majority of a quorum of the directors of the Corporation who are neither interested persons of the Corporation as defined in the 1940 Act, nor parties to the Proceeding, or
                     (b) if a majority of a quorum of directors described above so directs, or if such quorum is not obtainable, based upon a written opinion by independent legal counsel, that such person was not liable by reason of disabling conduct.

         (c) Reasonable expenses (including attorney's fees) incurred in defending a Proceeding involving any such person will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses unless it is ultimately determined that he or she is entitled to indemnification, if:

               (1) such person shall provide adequate security for his or her undertaking;

               (2) the Corporation shall be insured against losses arising by reason of such advance; or

               (3) a majority of a quorum of the directors of the Corporation who are neither interested persons of the Corporation as defined in the 1940 Act nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         Section 10.02. INSURANCE OF OFFICERS, DIRECTORS,  EMPLOYEES AND AGENTS:
The Corporation may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his position.

         Section 10.03. NON-EXCLUSIVITY: The indemnification and advancement of expenses provided by, or granted pursuant to, this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, these By-Laws, any agreement, vote of stockholders or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         The Registrant's Investment Advisory Agreement provides as follows:

         The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

         The Registrant's Underwriting Agreement provides as follows:

         The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1933 Act"), or the 1940 Act.

         Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

         The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

         Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 30 herein.

Item 26. I. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."

         II. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT SUBADVISER

      Arnhold and S. Bleichroeder, Inc. ("A&SB") is an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"). The list required by this Item 26 of officers and directors of A&SB, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by A&SB pursuant to the Advisers Act (SEC File No. 801-02114).

Item 27.    PRINCIPAL UNDERWRITERS

         (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

               First Investors Global Fund, Inc.
               First Investors Cash Management Fund, Inc.
               First Investors Series Fund
               First Investors Fund For Income, Inc.
               First Investors Government Fund, Inc.
               First Investors Insured Tax Exempt Fund, Inc.
               First Investors Life Series Fund
               First Investors Multi-State Insured Tax Free Fund
               First Investors New York Insured Tax Free Fund, Inc.
               First Investors Tax-Exempt Money Market Fund, Inc.
               First Investors U.S. Government Plus Fund
               First Investors Life Variable Annuity Fund A
               First Investors Life Variable Annuity Fund C
               First Investors Life Variable Annuity Fund D
               First Investors Life Level Premium Variable Life Insurance (Separate Account B)

         (b)  The  following  persons  are the  officers  and  directors  of the
Underwriter:

                                Position and                 Position and
Name and Principal              Office with First            Office with
BUSINESS ADDRESS                INVESTORS CORPORATION        REGISTRANT

Glenn O. Head                   Chairman                     President
95 Wall Street                  and Director                 and Director
New York, NY 10005

Marvin M. Hecker                President                    None
95 Wall Street
New York, NY  10005

John T. Sullivan                Director                     Chairman of the
95 Wall Street                                               Board of Directors
New York, NY 10005

Joseph I. Benedek               Treasurer                    Treasurer and
581 Main Street                                              Principal
Woodbridge, NJ 07095                                         Financial Officer

Lawrence A. Fauci               Director                     None
95 Wall Street
New York, NY 10005

                                Position and                 Position and
Name and Principal              Office with First            Office with
BUSINESS ADDRESS                INVESTORS CORPORATION        REGISTRANT

Kathryn S. Head                 Vice President               Director
581 Main Street                 and Director
Woodbridge, NJ 07095

Frederick Miller                Senior Vice President        None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie                 Secretary and                Director
95 Wall Street                  General Counsel
New York, NY  10005

Matthew Smith                   Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons               Director                     None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                     Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                  Director                     None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly                Vice President               None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan                 Senior Vice President        None
95 Wall Street
New York, NY 10005

William M. Lipkus               Chief Financial Officer      None
581 Main Street                 and Treasurer
Woodbridge, NJ 07095

         c)    Not applicable

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29. MANAGEMENT SERVICES

         Not Applicable.


Item 30. UNDERTAKINGS

         The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Advisory Agreement, Subadvisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Post-Effective Amendment No. 32 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 26th day of January, 2001. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in rule 485(B)(2).

                                          FIRST INVESTORS SERIES
                                          FUND II, INC.



                                          By:   /s/ Glenn O. Head
                                                ---------------------
                                                Glenn O. Head
                                                President and Director

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 31 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Glenn O. Head              Principal Executive            January 26, 2001
-----------------------------
Glenn O. Head                  Officer and Director

Joseph I. Benedek*             Principal Financial            January 26, 2001
-----------------------------
Joseph I. Benedek              and Accounting Officer

Kathryn S. Head*               Director                       January 26, 2001
-----------------------------
Kathryn S. Head

/s/ Larry R. Lavoie            Director                       January 26, 2001
-----------------------------
Larry R. Lavoie

Herbert Rubinstein*            Director                       January 26, 2001
-----------------------------
Herbert Rubinstein

Nancy Schaenen*                Director                       January 26, 2001
-----------------------------
Nancy Schaenen

James M. Srygley*              Director                       January 26, 2001
-----------------------------
James M. Srygley

John T. Sullivan*              Director                       January 26, 2001
-----------------------------
John T. Sullivan

Rex R. Reed*                   Director                       January 26, 2001
-----------------------------
Rex R. Reed

Robert F. Wentworth*           Director                       January 26, 2001
-----------------------------
Robert F. Wentworth

*By:  /s/ Larry R. Lavoie
      ----------------------
      Larry R. Lavoie
      Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit
NUMBER                  DESCRIPTION

23(a)(i)                Articles of Incorporation(1)

23(a)(ii)               Articles Supplementary (dated 10/20/94)(1)

23(a)(iii)              Articles of Amendment (dated 2/8/96)(7)

23(a)(iv)               Articles of Amendment (dated 9/18/97)(7)

23(a)(v)                Articles Supplementary (dated 12/17/98)(7)

23(b)                   By-laws(1)

23(c) Shareholders rights are contained in (a) Articles VI, VII and VIII of Registrant's Articles of Incorporation, previously filed as Exhibit 99.B1 to Registrant's Registration Statement; and (b) Articles II and VII of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement

23(d)(i) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

23(d)(ii)               Investment Subadvisory Agreement between First Investors
                        Management   Company,    Inc.   and   Arnhold   and   S.
                        Bleichroeder, Inc.(8)

23(e)(i)                Underwriting Agreement(2)

23(e)(ii)               Amended Underwriting Agreement(6)

23(f)                   Bonus or Profit Sharing Contracts--None

23(g)                   Custodian  Agreement between  Registrant and The Bank of
                        New York(2)

23(h)(i)                Administration   Agreement  between  Registrant,   First
                        Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.(2)

23(h)(ii)               Amended Schedule A to Administration Agreement(3)

23(h)(iii)              Organization Expense Reimbursement Agreement(3)

23(h)(iv)               Amended Schedule A to Administration Agreement(6)

23(h)(v)                Transfer Agency Agreement(8)

  (h)(vi)               Schedule A to Transfer Agency Agreement(9)

  (i)                   Opinion and Consent of Counsel - filed herewith

  (j)(i)                Consent of Independent Accountants - filed herewith

     (ii)               Powers of Attorney(1),(4),(9)

     (iii)              Power of Attorney for Larry R. Lavoie - filed herewith

  (k)                   Financial statements omitted from prospectus - none

  (l)                   Initial Capital Agreements(4)

  (m)(i)                Class A Distribution Plan(2)

     (ii)               Class B Distribution Plan(2)

     (iii)              Amended Class A Distribution Plan(6)

     (iv)               Amended Class B Distribution Plan(6)

  (n)(i)                Plan Pursuant to Rule 18f-3

  (n)(ii)               Amended plan pursuant to Rule 18f-3

  (o)                   Reserved

  (p)(i)                Code of Ethics for First Investors Funds(9)

  (p)(ii)               Code of Ethics for Wellington Management Company LLP(9)

  (p)(iii)              Code of Ethics for Arnhold and S. Bleichroeder, Inc. -
                        filed herewith
-------------------
(1) Incorporated by reference from Post-Effective Amendment No. 9 to Registrant's Registration Statement (File No. 33-46924) filed on November 13, 1995.
(2) Incorporated by reference from Post-Effective Amendment No. 10 to Registrant's Registration Statement (File No. 33-46924) filed on January 12, 1997.
(3) Incorporated by reference from Post-Effective Amendment No. 12 to Registrant's Registration Statement (File No. 33-46924) filed on May 15, 1997.
(4) Incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement (File No. 33-46924) filed on October 31, 1997.
(5) Incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement (File No. 33-46924) filed on December 29, 1997.
(6)  To be filed by subsequent amendment.

(7) Incorporated by reference from Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 33-46924) filed on December 23, 1998.
(8) Incorporated by reference from Post-Effective Amendment No. 26 to Registrant's Registration Statement (File No. 33-46924) filed on January 28, 2000.
(9) Incorporated by reference from Post-Effective Amendment No. 31 to Registrant's Registration Statement (File No. 33-46924) filed on October 11, 2000.